Exhibit 4(d)





-----------------------------------------------------------------





                   PHILLIPS PETROLEUM COMPANY,
                                           ISSUER




                               AND




             CONTINENTAL BANK, NATIONAL ASSOCIATION,
                                               TRUSTEE



                            ----------


                            INDENTURE

                  Dated as of September 15, 1990



                            ----------






-----------------------------------------------------------------

                            TIE-SHEET

of provisions of Trust Indenture Act of 1939 with Indenture dated as of September 15, 1990 between Phillips Petroleum Company and
Continental Bank, National Association, Trustee:

 Section of Act                   Section of Indenture
 --------------                   --------------------

310(a)(1) and (2) ............... 6.09
310(a)(3) and (4) ............... Not applicable
310(b) .......................... 6.08 and 6.10(a)(b) and (d)
310(c) .......................... Not applicable
311(a) and (b) .................. 6.13
311(c) .......................... Not applicable
312(a) .......................... 4.01 and 4.02(a)
312(b) and (c) .................. 4.02(b) and (c)
313(a) .......................... 4.04(a)
313(b)(1) ....................... Not applicable
313(b)(2) ....................... 4.04(b)
313(c) .......................... 4.04(c)
313(d) .......................... 4.04(d)
314(a) .......................... 4.03
314(b) .......................... Not applicable
314(c)(1) and (2) ............... 13.05
314(c)(3) ....................... Not applicable
314(d) .......................... Not applicable
314(e) .......................... 13.05
314(f) .......................... Not applicable
315(a)(c) and (d) ............... 6.01
315(b) .......................... 5.08
315(e) .......................... 5.09
316(a)(1) ....................... 5.01 and 5.07
316(a)(2) ....................... Omitted
316(a) last sentence ............ 7.04
316(b) .......................... 5.04
317(a) .......................... 5.02
317(b) .......................... 3.04(a)
318(a) .......................... 13.07
----------
     This tie-sheet is not part of the Indenture as executed.

                        TABLE OF CONTENTS*

                            ----------


                                                             PAGE
                                                             ----
PARTIES ....................................................    1
RECITALS ...................................................    1
     Authorization of Indenture ............................    1
     Compliance with Legal Requirements ....................    1
     Purpose of and Consideration for Indenture ............    1


                           ARTICLE ONE.

                           DEFINITIONS.

SECTION  1.01.  Definitions ................................    1
                  Attributable Debt ............. ..........    2
                  Authenticating Agent .....................    2
                  Board of Directors .......................    2
                  Company ..................................    2
                  Consolidated Adjusted Net Assets .........    3
                  Event of Default .........................    3
                  Funded Debt ..............................    3
                  Indenture ................................    3
                  Interest .................................    3
                  Mortgage .................................    3
                  Officers' Certificate ....................    4
                  Opinion of Counsel .......................    4
                  Original Issue Date ......................    4
                  Original Issue Discount Security .........    4
                  Person ...................................    4
                  Principal Office of the Trustee ..........    4
                  Responsible Officer ......................    5
                  Restricted Property ......................    5
                  Restricted Subsidiary ....................    5
                  Security or Securities; Outstanding ......    5
                  Securityholder ...........................    6
                  Subsidiary ...............................    7
                  Trustee ..................................    7
                  Trust Indenture Act of 1939 ..............    7
                  U.S. Government Obligations ..............    7
                  Yield to Maturity ........................    8
----------

     *This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                             PAGE
                                                             ----
                           ARTICLE TWO.

                           SECURITIES.

SECTION  2.01.  Forms Generally ............................    8
SECTION  2.02.  Form of Trustee's Certificate of
                  Authentication ...........................    8
SECTION  2.03.  Amount Unlimited; Issuable in Series .......    9
SECTION  2.04.  Authentication and Dating ..................   10
SECTION  2.05.  Date and Denomination of Securities ........   12
SECTION  2.06.  Execution of Securities ....................   13
SECTION  2.07.  Exchange and Registration of Transfer of
                  Securities ...............................   13
SECTION  2.08.  Mutilated, Destroyed, Lost or Stolen
                  Securities ...............................   14
SECTION  2.09.  Temporary Securities .......................   16
SECTION  2.10.  Cancellation of Securities Paid, etc. ......   16


                          ARTICLE THREE.

               PARTICULAR COVENANTS OF THE COMPANY.

SECTION  3.01.  Payment of Principal, Premium and Interest .   17
SECTION  3.02.  Offices for Notices and Payments, etc. .....   17
SECTION  3.03.  Appointments to Fill Vacancies in Trustee's
                  Office ...................................   18
SECTION  3.04.  Provision as to Paying Agent ...............   18
SECTION  3.05.  Limitation on Liens ........................   19
SECTION  3.06.  Limitation on Sales and Leasebacks .........   20
SECTION  3.07.  Certificate to Trustee .....................   22


                          ARTICLE FOUR.

SECURITYHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

SECTION  4.01.  Securityholders' Lists .....................   22
SECTION  4.02.  Preservation and Disclosure of Lists .......   22
SECTION  4.03.  Reports by Company .........................   24
SECTION  4.04.  Reports by the Trustee .....................   25


                          ARTICLE FIVE.

REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT OF DEFAULT.

SECTION  5.01.  Events of Default ..........................   27
SECTION  5.02.  Payment of Securities on Default; Suit
                  Therefor .................................   30
SECTION  5.03.  Application of Moneys Collected by Trustee .   32
SECTION  5.04.  Proceedings by Securityholders .............   33
SECTION  5.05.  Proceedings by Trustee .....................   34
SECTION  5.06.  Remedies Cumulative and Continuing .........   34

                                                             PAGE
                                                             ----
SECTION  5.07.  Direction of Proceedings and Waiver of
                  Defaults by Majority of Securityholders...   34
SECTION  5.08.  Notice of Defaults .........................   35
SECTION  5.09.  Undertaking to Pay Costs ...................   36


                           ARTICLE SIX.

                     CONCERNING THE TRUSTEE.

SECTION  6.01.  Duties and Responsibilities of Trustee .....   36
SECTION  6.02.  Reliance on Documents, Opinions, etc. ......   38
SECTION  6.03.  No Responsibility for Recitals, etc. .......   39
SECTION  6.04.  Trustee, Authenticating Agent, Paying
                  Agents, Transfer Agents or Registrar
                  may Own Securities .......................   39
SECTION  6.05.  Moneys to be Held in Trust .................   39
SECTION  6.06.  Compensation and Expenses of Trustee .......   40
SECTION  6.07.  Officers' Certificate as Evidence ..........   40
SECTION  6.08.  Conflicting Interest of Trustee ............   41
SECTION  6.09.  Eligibility of Trustee .....................   47
SECTION  6.10.  Resignation or Removal of Trustee ..........   47
SECTION  6.11.  Acceptance by Successor Trustee ............   49
SECTION  6.12.  Succession by Merger, etc. .................   50
SECTION  6.13.  Limitation on Rights of Trustee as a
                  Creditor .................................   51
SECTION  6.14.  Authenticating Agents ......................   55


                          ARTICLE SEVEN.

                 CONCERNING THE SECURITYHOLDERS.

SECTION  7.01.  Action by Securityholders ..................   57
SECTION  7.02.  Proof of Execution by Securityholders ......   57
SECTION  7.03.  Who Are Deemed Absolute Owners .............   57
SECTION  7.04.  Securities Owned by Company Deemed Not
                  Outstanding ..............................   58
SECTION  7.05.  Revocation of Consents; Future Holders
                  Bound ....................................   58


                          ARTICLE EIGHT.

                    SECURITYHOLDERS' MEETINGS.

SECTION  8.01.  Purposes of Meetings .......................   59
SECTION  8.02.  Call of Meetings by Trustee ................   59
SECTION  8.03.  Call of Meetings by Company or
                  Securityholders ..........................   60
SECTION  8.04.  Qualifications for Voting ..................   60
SECTION  8.05.  Regulations ................................   60
SECTION  8.06   Voting .....................................   61

                                                             PAGE
                                                             ----

                          ARTICLE NINE.

                     SUPPLEMENTAL INDENTURES.

SECTION  9.01.  Supplemental Indentures without Consent
                  of Securityholders .......................   62
SECTION  9.02.  Supplemental Indentures with Consent of
                  Securityholders ..........................   63
SECTION  9.03.  Compliance with Trust Indenture Act; Effect
                  of Supplemental Indentures ...............   65
SECTION  9.04.  Notation on Securities .....................   65
SECTION  9.05.  Evidence of Compliance of Supplemental
                  Indenture to be Furnished Trustee ........   65


                           ARTICLE TEN.

        CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE.

SECTION 10.01.  Company May Consolidate, etc., on Certain
                  Terms ....................................   66
SECTION 10.02.  Successor Corporation to be Substituted
                  for Company ..............................   66
SECTION 10.03.  Securities to be Secured in Certain Events .   67
SECTION 10.04.  Opinion of Counsel to be Given Trustee .....   67


                         ARTICLE ELEVEN.

             SATISFACTION AND DISCHARGE OF INDENTURE.

SECTION 11.01.  Discharge of Indenture .....................   68
SECTION 11.02.  Deposited Moneys and U.S. Government
                  Obligations to be Held in Trust by
                  Trustee ..................................   68
SECTION 11.03.  Paying Agent to Repay Moneys Held ..........   69
SECTION 11.04.  Return of Unclaimed Moneys .................   69
SECTION 11.05.  Defeasance Upon Deposit of Moneys or U.S.
                  Government Obligation ....................   69


                         ARTICLE TWELVE.

             IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                     OFFICERS AND DIRECTORS.

SECTION 12.01.  Indenture and Securities Solely Corporate
                  Obligations ..............................   71


                         ARTICLE THIRTEEN.

                    MISCELLANEOUS PROVISIONS.

SECTION 13.01.  Successors .................................   72
SECTION 13.02.  Official Acts by Successor Corporation .....   72

                                                             PAGE
                                                             ----
SECTION 13.03.  Addresses for Notices, etc. ................   72
SECTION 13.04.  New York Contract ..........................   72
SECTION 13.05.  Evidence of Compliance with Conditions
                  Precedent ................................   72
SECTION 13.06.  Legal Holidays .............................   73
SECTION 13.07.  Trust Indenture Act to Control .............   73
SECTION 13.08.  Table of Contents, Headings, etc. ..........   73
SECTION 13.09.  Execution in Counterparts ..................   73


                        ARTICLE FOURTEEN.

            REDEMPTION OF SECURITIES -- MANDATORY AND
                      OPTIONAL SINKING FUND.

SECTION 14.01.  Applicability of Article ...................   74
SECTION 14.02.  Notice of Redemption; Selection of
                  Securities ...............................   74
SECTION 14.03.  Payment of Securities Called for Redemption.   75
SECTION 14.04.  Mandatory and Optional Sinking Fund ........   75

TESTIMONIUM ................................................   79
SIGNATURES .................................................   79
ACKNOWLEDGMENTS ............................................   80

     THIS INDENTURE, dated as of       , 1990, between PHILLIPS
PETROLEUM COMPANY, a Delaware corporation (hereinafter sometimes called the "Company"), and Continental Bank, National
Association, as trustee (hereinafter sometimes called the "Trustee"),


                           WITNESSETH:

     WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issue from time to time of its unsecured debentures, notes or other evidence of indebtedness to be issued in one or more series (the "Securities") up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture and, to provide the terms and conditions upon which the Securities are to be authenticated, issued and delivered, the Company has duly authorized the execution of this Indenture; and

     WHEREAS, all acts and things necessary to make this Indenture a valid agreement according to its terms, have been done and performed;

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     In consideration of the premises, and the purchase of the Securities by the holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Securities or of a series thereof, as follows:


                           ARTICLE ONE.

                           DEFINITIONS.

     SECTION 1.01.  Definitions.  The terms defined in this
Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939, as amended, or which are by reference therein defined in the Securities Act of 1933, as amended, shall (except as herein otherwise expressly provided or unless the context otherwise requires) have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture as originally executed. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles and the term "generally accepted accounting principles" means such accounting principles as are generally accepted at the time of any computation. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.


Attributable Debt:

     The term "Attributable Debt" shall mean, as to any particular lease under which any Person is at the time liable, at any date as of which the amount thereof is to be determined, the total net amount of rent (discounted from the respective due dates thereof at the rate per annum equal to the interest rate borne by the Securities, or, in the case of Original Issue Discount Securities, equal to the Yield to Maturity, in each case compounded semi-annually) required to be paid by such Person under such lease during the remaining term thereof. The net amount of rent required to be paid under any such lease for any such period shall be the total amount of the rent payable by the lessee with respect to such period, but may exclude amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.


Authenticating Agent:

     The term "Authenticating Agent" shall mean any agent or agents of the Trustee which at the time shall be appointed and acting pursuant to Section 6.14.


Board of Directors:

     The term "Board of Directors" shall mean the Board of Directors or the Executive Committee or any other duly authorized committee thereof of the Company.


Company:

     The term "Company" shall mean Phillips Petroleum Company, a
Delaware corporation, and, subject to the provisions of Article
Ten, shall include its successors and assigns.

Consolidated Adjusted Net Assets:

     The term "Consolidated Adjusted Net Assets" shall mean the total amount of assets after deducting therefrom (a) all current liabilities (excluding any thereof which are by their terms extendible or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed), and (b) total prepaid expenses and deferred charges.


Event of Default:

     The term "Event of Default" shall mean any event specified in Section 5.01, continued for the period of time, if any, and after giving of the notice, if any, therein designated.


Funded Debt:

     The term "Funded Debt" shall mean all indebtedness for money borrowed having a maturity of more than 12 months from the date as of which the amount thereof is to be determined or having a maturity of less than 12 months but by its terms being renewable or extendible beyond 12 months from such date at the option of the borrower.


Indenture:

     The term "Indenture" shall mean this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented, or both, and shall include the form and terms of particular series of Securities established as contemplated hereunder.


Interest:

     The term "Interest" shall mean, when used with respect to non-interest bearing Securities, interest payable after maturity.


Mortgage:

     The term "Mortgage" shall mean and include any mortgage, pledge, lien, security interest, conditional sale or other title retention agreement or other similar encumbrance.

Officers' Certificate:

     The term "Officers' Certificate" shall mean a certificate signed by the Chairman of the Board, the President or any Vice President, and by the Treasurer, an Assistant Treasurer, the Comptroller, an Assistant Comptroller, the Secretary or an Assistant Secretary of the Company and delivered to the Trustee.


Opinion of Counsel:

     The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company, or may be other counsel satisfactory to the Trustee. Each such opinion shall include the statements provided for in Section 13.05 if and to the extent required by the provisions of such Section.


Original Issue Date:

     The term "Original Issue Date" of any security (or any portion thereof) shall mean the earlier of (a) the date of such Security or (b) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

Original Issue Discount Security:

     The term "Original Issue Discount Security" shall mean any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 5.01.


Person:

     The term "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.


Principal Office of the Trustee:

     The term "principal office of the Trustee", or other similar term, shall mean the principal office of the Trustee, at which at any particular time its corporate trust business shall be administered.

Responsible Officer:

     The term "Responsible Officer", when used with respect to the Trustee, shall mean the chairman and vice chairman of the board of directors, the chairman or vice-chairman of the executive committee of the board of directors, the president, any vice president, the cashier, any assistant cashier, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any senior trust officer, any trust officer, the controller, any assistant controller or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.


Restricted Property:

     The term "Restricted Property" shall mean (a) any interest in property located in the United States (including any interest in property located off the coast of the United States operated pursuant to leases from any governmental body) which is producing crude oil, natural gas or natural gas liquids in paying quantities or (b) any refining or manufacturing plant located in the United States, except (1) related facilities employed in transportation or marketing or (2) any refining or manufacturing plant, or any portion thereof, which, in the opinion of the Board of Directors, is not a principal plant in relation to the activities of the Company and its Restricted Subsidiaries as a whole.


Restricted Subsidiary:

     The term "Restricted Subsidiary" shall mean any Subsidiary which owns a Restricted Property if substantially all of the tangible property in which such Subsidiary has an interest is (a) located in the United States or (b) is located off the coast of the United States and is operated pursuant to leases from any governmental body.


Security or Securities; Outstanding:

     The terms "Security" or "Securities" shall have the meaning stated in the first recital of this Indenture and more particularly means any security or securities, as the case may be, authenticated and delivered under this Indenture.

     The term "outstanding" (except as otherwise provided in Section 6.08), when used with reference to Securities, shall, subject to the provisions of Section 7.04, mean, as of any particular time, all Securities authenticated and delivered by the Trustee or the Authenticating Agent under this Indenture, except

          (a) Securities theretofore cancelled by the Trustee or the Authenticating Agent or delivered to the Trustee for cancellation;

          (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent); provided that, if such Securities, or portions thereof, are to be redeemed prior to maturity thereof, notice of such redemption shall have been given as in Article Fourteen provided or provision satisfactory to the Trustee shall have been made for giving such notice; and

          (c) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 2.08 unless proof satisfactory to the Company and the trustee is presented that any such Securities are held by bona fide holders in due course.

     In determining whether the holders of the requisite principal amount of outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to
Section 5.01.


Securityholder:

     The terms "Securityholder", "holder of Securities", or other similar terms shall mean any person in whose name at the time a particular Security is registered on the register kept by the Company or the Trustee for that purpose in accordance with the terms hereof.

Subsidiary:

     The term "Subsidiary" shall mean a corporation a majority of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock having voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.


Trustee:

     The term "Trustee" shall mean the Person identified as "Trustee" in the first paragraph hereof, and, subject to the provisions of Article Six hereof, shall also include its successors and assigns as Trustee hereunder.


Trust Indenture Act of 1939:

     The term "Trust Indenture Act of 1939" shall mean the Trust
Indenture Act of 1939 as in force at the date of execution of this Indenture, except as provided in Section 9.03.


U.S. Government Obligations:

     The term "U.S. Government Obligations" shall mean securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or
(ii) obligations of an entity controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

Yield to Maturity:

     The term "Yield to Maturity" shall mean the yield to maturity on a series of Securities, calculated at the time of issuance of such series of Securities, or if applicable, at the most recent redetermination of interest on such series and calculated in accordance with accepted financial practice.


                           ARTICLE TWO.

                            SECURITIES

     SECTION 2.01. Forms Generally. The Securities of each series shall be in substantially the form as shall be established by or pursuant to a resolution of the Board of Directors or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with any rules of any securities exchange or all as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

     The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

     SECTION 2.02.  Form of Trustee's Certificate of
Authentication. The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                 CONTINENTAL BANK, NATIONAL
                                 ASSOCIATION
                                    as Trustee


                                 By .............................
                                         Authorized Officer

     SECTION 2.03. Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series. There shall be established in or pursuant to a resolution of the Board of Directors or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

          (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

          (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.07, 2.08, 2.09, 9.04 or 14.03);

          (3) the date or dates on which the principal of and premium, if any, on the Securities of the series is payable;

          (4) the rate or rates at which the Securities of the series shall bear interest, if any, or the method by which such interest may be determined, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable and the record dates for the determination of holders to whom interest is payable;

          (5) the place or places where the principal of, and premium, if any, and any interest on Securities of the series shall be payable;

          (6) the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise;

          (7) the obligation, if any, of the Company to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Securityholder thereof and the price or prices at which and the period or periods within which and the terms and conditions upon which Securities of the series shall be redeemed, purchased, or repaid, in whole or in part, pursuant to such obligation;

          (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

          (9) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 5.01 or provable in bankruptcy pursuant to Section 5.02;

          (10) any Events of Default with respect to the Securities of a particular series, if not set forth herein;

          (11) any trustee, authenticating or paying agents, warrant agents, transfer agents or registrars with respect to the Securities of such series;

          (12) whether the Securities of the series shall be issued in whole or in part in the form of one or more global Securities and, in such case, the depositary for such global Security or Securities, and whether beneficial owners of interests in any such global Securities may exchange such interests for other Securities of such series in the manner provided in Section 2.07, and the manner and the circumstances under which and the place or places where any such exchanges may occur if other than in the manner provided in Section 2.07, and any other terms of the series relating to the global nature of the Securities of such series and the exchange, registration or transfer thereof and the payment of any principal thereof, or interest or premium, if any, thereon; and

          (13) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

     All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such resolution of the Board of Directors or in any such indenture supplemental hereto.

     SECTION 2.04. Authentication and Dating. At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Securities to or upon the written order of the Company, signed by its Chairman of the Board of Directors, President or one of its Vice Presidents and by its Treasurer or any Assistant Treasurer, without any further action by the Company hereunder. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon:

          (1) a copy of any resolution or resolutions of the Board of Directors relating thereto and, if applicable, an appropriate record of any action taken pursuant to such resolution, in each case certified by the Secretary or an Assistant Secretary of the Company;

          (2) an executed supplemental indenture, if any;

          (3) an Officers' Certificate setting forth the form and terms of the Securities as required pursuant to Sections
     2.01 and 2.03, respectively; and

          (4) an Opinion of Counsel prepared in accordance with
     Section 13.05 which shall also state

          (a) that the form of such securities has been established by or pursuant to a resolution of the Board of Directors or by a supplemental indenture as permitted by
     Section 2.01 in conformity with the provisions of this Indenture;

          (b) that the terms of such Securities have been established by or pursuant to a resolution of the Board of Directors or by a supplemental indenture as permitted by
     Section 2.03 in conformity with the provisions of this Indenture;

          (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company;

          (d) that all laws and requirements in respect of the execution and delivery by the Company of the Securities have been complied with and that authentication and delivery of the Securities by the Trustee will not violate the terms of the Indenture; and

          (e) such other matters as the Trustee may reasonably request.

     The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or vice presidents shall determine that such action would expose the Trustee to personal liability to existing holders.

     SECTION 2.05. Date and Denomination of Securities. The Securities shall be issuable as registered Securities without coupons and in such denominations as shall be specified as contemplated by Section 2.03. In the absence of any such specification with respect to the Securities of any series, the Securities of such Series shall be issuable in the denominations of $1,000 and any multiple thereof. The Securities shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the officers of the Company executing the same may determine with the approval of the Trustee as evidenced by the execution and authentication thereof.

     Every Security shall be dated the date of its authentication, shall bear interest, if any, from such date and shall be payable on such dates, in each case, as contemplated by
Section 2.03.

     The person in whose name any Security of any series is registered at the close of business on any record date (as hereinafter defined) with respect to any interest payment date shall be entitled to receive the interest, if any, payable on such interest payment date notwithstanding the cancellation of such Security upon any transfer or exchange subsequent to the record date and prior to such interest payment date; provided, however, that if and to the extent the Company shall default in the payment of the interest due on such interest payment date, such defaulted interest shall be paid to the persons in whose names outstanding Securities are registered on a subsequent record date established by notice given by mail by or on behalf of the Company to the holders of Securities not less than 15 days preceding such subsequent record date, such subsequent record date to be not less than 5 days preceding the date of payment of such defaulted interest. The term "record date" as used in this Section with respect to any interest payment date shall mean if such interest payment date is the first day of a calendar month, the fifteenth day of the next preceding calendar month and shall mean, if such interest payment date is the fifteenth day of a calendar month, the first day of such calendar month, whether or not such record date is a business day.

     SECTION 2.06. Execution of Securities. The Securities shall be signed in the name and on behalf of the Company by the facsimile signature of its Chairman of the Board of Directors, President or one of its Vice-Presidents and by the facsimile signature of its Treasurer or one of its Assistant Treasurers, under its corporate seal which may be affixed thereto or printed, engraved or otherwise reproduced thereon, by facsimile or otherwise, and which need not be attested. Only such Securities as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee or the Authenticating Agent, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee or the Authenticating Agent upon any Security executed by the Company shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

     In case any officer of the Company who shall have signed any of the Securities shall cease to be such officer before the Securities so signed shall have been authenticated and delivered by the Trustee or the Authenticating Agent, or disposed of by the Company, such Securities nevertheless may be authenticated and delivered or disposed of as though the person who signed such Securities had not ceased to be such officer of the Company; and any Security may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Security, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such an officer.

     SECTION 2.07. Exchange and Registration of Transfer of Securities. Subject to Section 2.03(12), Securities of any series may be exchanged for a like aggregate principal amount of Securities of the same series of other authorized denominations. Securities to be exchanged may be surrendered at the principal office of the Trustee or at any office or agency to be maintained by the Company for such purpose as provided in Section 3.02, and the Company or the Trustee shall execute and register and the Trustee or the Authenticating Agent shall authenticate and deliver in exchange therefor the Security or Securities which the Securityholder making the exchange shall be entitled to receive. Upon due presentment for registration of transfer of any Security of any series at the principal office of the

Trustee or at any office or agency of the Company maintained for such purpose as provided in Section 3.02, the Company or the Trustee shall execute and register and the Trustee or the Authenticating Agent shall authenticate and deliver in the name of the transferee or transferees a new Security or Securities of the same series for a like aggregate principal amount. Registration or registration of transfer of any Security by the Trustee or by any agent of the Company appointed pursuant to
Section 3.02, and delivery of such Security, shall be deemed to complete the registration or registration of transfer of such Security.

     The Company or the Trustee shall keep, at the principal office of the Trustee, a register for each series of Securities issued hereunder in which, subject to such reasonable regulations as it may prescribe, the Company or the Trustee shall register all Securities and shall register the transfer of all Securities as in this Article Two provided. Such register shall be in written form or in any other form capable of being converted into written form within a reasonable time.

     All Securities presented for registration of transfer or for exchange or payment shall (if so required by the Company or the Trustee or the Authenticating Agent) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee or the Authenticating Agent duly executed by, the holder or his attorney duly authorized in writing.

     No service charge shall be made for any exchange or registration of transfer of Securities, but the Company or the Trustee may require payment of a sum sufficient to cover any tax, fee or other governmental charge that may be imposed in connection therewith.

     The Company or the Trustee shall not be required to exchange or register a transfer of (a) any Security for a period of 15 days next preceding the date of selection of Securities of such series for redemption, or (b) any Securities of any series selected, called or being called for redemption in whole or in part, except in the case of any Securities of any series to be redeemed in part, the portion thereof not so to be redeemed.

     SECTION 2.08. Mutilated, Destroyed, Lost or Stolen Securities. In case any temporary or definitive Security shall become mutilated or be destroyed, lost or stolen, the Company shall execute, and upon its request the Trustee shall authenticate and deliver, a new Security of the same series bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substituted Security shall furnish to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

     The Trustee may authenticate any such substituted Security and deliver the same upon the written request or authorization of any officer of the Company. Upon the issuance of any substituted Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Security which has matured or is about to mature or has been called for redemption in full shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Security) if the applicant for such payment shall furnish to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless and, in case of destruction, loss or theft, evidence satisfactory to the Company and to the Trustee of the destruction, loss or theft of such Security and of the ownership thereof.

     Every substituted Security of any series issued pursuant to the provisions of this Section 2.08 by virtue of the fact that any such Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by applicable law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

     SECTION 2.09. Temporary Securities. Pending the preparation of definitive Securities of any series the Company may execute and the Trustee shall authenticate and deliver temporary Securities (printed or lithographed). Temporary Securities shall be issuable in any authorized denomination, and substantially in the form of the definitive Securities but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. Every such temporary Security shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Securities. Without unreasonable delay the Company will execute and deliver to the Trustee or the Authenticating Agent definitive Securities and thereupon any or all temporary Securities of such series may be surrendered in exchange therefor, at the principal office of the Trustee or at any office or agency maintained by the Company for such purpose as provided in Section 3.02, and the Trustee or the Authenticating Agent shall authenticate and deliver in exchange for such temporary Securities a like aggregate principal amount of such definitive Securities. Such exchange shall be made by the Company at its own expense and without any charge therefor except that in case of any such exchange involving a registration of transfer the Company may require payment of a sum sufficient to cover any tax, fee or other governmental charge that may be imposed in relation thereto. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series authenticated and delivered hereunder.

     SECTION 2.10. Cancellation of Securities Paid, etc. All Securities surrendered for the purpose of payment, redemption, exchange or registration of transfer, shall, if surrendered to the Company or any paying agent, be surrendered to the Trustee and promptly cancelled by it, or, if surrendered to the Trustee or any Authenticating Agent, shall be promptly cancelled by it, and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. All Securities cancelled by any Authenticating Agent shall be delivered to the Trustee. The Trustee shall destroy cancelled Securities and shall deliver a certificate of such destruction to the Company. If the Company shall acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation.

                          ARTICLE THREE.

               PARTICULAR COVENANTS OF THE COMPANY.

     SECTION 3.01. Payment of Principal, Premium and Interest. The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of and premium, if any, and interest on each of the Securities of that series at the place, at the respective times and in the manner provided in such Securities. Each installment of interest on the Securities of any series may be paid by mailing checks for such interest payable to the order of the holders of Securities entitled thereto as they appear on the registry books of the Company.

     SECTION 3.02. Offices for Notices and Payments, etc. So long as any of the Securities remains outstanding, the Company will maintain in the Borough of Manhattan, The City of New York and in Chicago, Illinois, an office or agency where the Securities of each series may be presented for payment, an office or agency where the Securities of that Series may be presented for registration of transfer and for exchange as in this Indenture provided and an office or agency where notices and demands to or upon the Company in respect of the Securities of that Series or of this Indenture may be served. The Company will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. Until otherwise designated from time to time by the Company in a notice to the Trustee, or specified as contemplated by Section 2.03, any such office or agency for all of the above purposes shall be the office or agency of the Trustee. In case the Company shall fail to maintain any such office or agency in the Borough of Manhattan, The City of New York and in Chicago, Illinois, or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the principal office of the Trustee.

     In addition to any such office or agency, the Company may from time to time designate one or more offices or agencies outside the Borough of Manhattan, The City of New York or Chicago, Illinois, where the Securities may be presented for registration of transfer and for exchange in the manner provided in this Indenture, and the Company may from time to time rescind such designation, as the Company may deem desirable or expedient; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain any such office or agency in the Borough of Manhattan, The City of New York and in Chicago,

Illinois, for the purposes above mentioned. The Company will give to the Trustee prompt written notice of any such designation or rescission thereof.

     SECTION 3.03. Appointments to Fill Vacancies in Trustee's Office. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 6.10, a Trustee, so that there shall at all times be a Trustee hereunder.

     Section 3.04. Provision as to Paying Agent. (a) If the Company shall appoint a paying agent other than the Trustee with respect to the Securities of any series, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provision of this Section 3.04.

          (1) that it will hold all sums held by it as such agent for the payment of the principal of and premium, if any, or interest, if any, on the Securities of such series (whether such sums have been paid to it by the Company or by any other obligor on the Securities of such series) in trust for the benefit of the holders of the Securities of such series; and

          (2) that is will give the Trustee notice of any failure by the Company (or by any other obligor on the Securities of such series) to make any payment of the principal of and premium, if any, or interest, if any, on the Securities of such series when the same shall be due and payable.

     (b) If the Company shall act as its own paying agent, it will, on or before each due date of the principal of and premium, if any, or interest, if any, on the Securities of any series, set aside, segregate and hold in trust for the benefit of the holders of the Securities of such series a sum sufficient to pay such principal, premium or interest so becoming due and will notify the Trustee of any failure to take such action and of any failure by the Company (or by any other obligor under the Securities of such series) to make any payment of the principal of and premium, if any, or interest, if any, on the Securities of such series when the same shall become due and payable.

     (c) Anything in this Section 3.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such series by the Trustee or any paying agent hereunder, as required by this Section 3.04, such sums to be held by the Trustee upon the trusts herein contained.

     (d) Anything in this Section 3.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 3.04 is subject to Sections 11.03 and 11.04.

     SECTION 3.05. Limitation on Liens. The Company will not itself and will not permit any Restricted Subsidiary to, incur, issue, assume, or guarantee any notes, bonds, debentures or other similar evidences of indebtedness for money borrowed, secured by a Mortgage on any Restricted Property, or on any shares of stock or indebtedness of a Restricted Subsidiary, without effectively providing concurrently with the incurrence, issuance, assumption or guarantee of such secured indebtedness that the Securities of each series (together with, if the Company shall so determine, any other indebtedness of the Company or such Restricted Subsidiary then existing or thereafter created ranking on a parity with the Securities of each series) shall be secured equally and ratably with (or prior to) such secured indebtedness, so long as such secured indebtedness shall be so secured, unless, after giving effect thereto, the aggregate amount of all such secured indebtedness (excluding any indebtedness secured by Mortgages of the types referred to in clauses (a) through (e) below) plus all Attributable Debt of the Company and its Restricted Subsidiaries in respect of sale and leaseback transactions (as defined in Section 3.06) involving Restricted Property, but excluding any Attributable Debt in respect of any such sale and leaseback transactions, the proceeds of which have been applied to the retirement of Funded Debt pursuant to clause
(c) of Section 3.06, would not exceed 10% of Consolidated Adjusted Net Assets as shown on the latest audited consolidated financial statements of the Company; provided, however, that this
Section 3.05 shall not apply to:

          (a) Mortgages on property of, or on any shares of stock or indebtedness of, any corporation existing at the time such corporation becomes a Subsidiary;

          (b) Mortgages on property existing at the time of acquisition thereof (including acquisition through merger or consolidation) or to secure the payment of all or any part of the purchase price or construction cost thereof or to secure any indebtedness incurred prior to, at the time of, or within 6 months after, the acquisition or completion of such property for the purpose of financing all or any part of the purchase price or construction cost thereof;

          (c) Mortgages to secure the cost of exploration, drilling or development of, or the cost of improvements to, such property as is, in the opinion of the Board of Directors, substantially unimproved, or to secure indebtedness incurred for the purpose of financing any such costs;

          (d) Mortgages in favor of the Company or any Restricted Subsidiary; and

          (e) any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Mortgage referred to in the foregoing clauses (a) to (d), inclusive; provided, that such extension, renewal or replacement Mortgage shall be limited to all or a part of the same property that secured the Mortgage extended, renewed or replaced (plus improvements on such property).

     The following types of transactions, among other, shall not be deemed to create indebtedness secured by a Mortgage within the meaning of the foregoing paragraph:

          (1) the sale or transfer of crude oil, natural gas or natural gas liquids in place for a period of time until, or in an amount such that, the purchaser or transferee will realize therefrom a specified amount of money (however determined) or a specified amount of such oil, gas or gas liquids, or any other interest in property commonly referred to as a "production payment"; and

          (2) the Mortgage of any property of the Company or any Subsidiary in favor of the United States of America, or any State, or any entity, department, agency, instrumentality or political subdivision of either, to secure partial, progress, advance or other payments to the Company or any Subsidiary pursuant to the provisions of any contract or statute, or the Mortgage of any property to secure indebtedness of the pollution control or industrial revenue bond type.

     SECTION 3.06. Limitation on Sales and Leasebacks. The Company will not itself, and will not permit any Restricted Subsidiary to, enter into any arrangement with any bank, insurance company or other lender or investor (not including the Company or any Restricted Subsidiary), or to which any such lender or investor is a party, providing for the leasing by the Company or such Restricted Subsidiary for a period, including renewals, in excess of 3 years of any Restricted Property which has been owned and operated by the Company or such Restricted Subsidiary for more than 6 months and which has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such lender or investor or to any person to whom funds have been or are to be advanced by such lender or investor on the security of such Restricted Property (herein referred to as a "sale and leaseback transaction") unless either:

          (a) the Company or such Restricted Subsidiary could create indebtedness secured by a Mortgage pursuant to
     Section 3.05 on the Restricted Property to be leased, in an amount equal to the Attributable Debt with respect to such sale and leaseback transaction, without equally and ratably securing the Securities of each series;

          (b) since the date hereof and within a period commencing 12 months prior to the consummation of the sale and leaseback transaction and ending 12 months after the consummation of such sale and leaseback transaction, the Company or any Restricted Subsidiary, as the case may be, has expended or will expend for any Restricted Property an amount equal to (i) the greater of (x) the net proceeds of such sale and leaseback transaction and (y) the fair market value of the Restricted Property so leased at the time of entering into such transaction, as determined by the Board of Directors (the greater of the sums specified in clauses
     (x) and (y) being referred to herein as the "Net Proceeds of such transaction"), and the Company elects to designate such amount as satisfying any obligation it would otherwise have under clause (c) hereof or (ii) a part of the Net Proceeds of such transaction and the Company elects to designate such amount as satisfying part of the obligation it would otherwise have under clause (c) hereof and applies an amount equal to the remainder of such Net Proceeds as provided in clause (c) hereof; or

          (c) the Company, within 12 months of the consummation of any such sale and leaseback transaction, applies an amount equal to the Net Proceeds of such transaction (less any amount elected under clause (b) of this Section 3.06) to the retirement of Funded Debt of the Company ranking on a parity with the Securities of each series. No retirement referred to in this clause (c) may be effected by payment at maturity or pursuant to any mandatory sinking fund or prepayment provision.

     SECTION 3.07. Certificate to Trustee. The Company will deliver to the Trustee on or before April 30 in each year (beginning with April 30, 1991), so long as Securities of any series are outstanding hereunder, an Officers' Certificate stating that in the course of the performance by the signers of their duties as officers of the Company they would normally have knowledge of any default by the Company in the performance of any covenants contained in Sections 3.05, 3.06 and 10.03, stating whether or not they have knowledge of any such default and, if so, specifying each such default of which the signers have knowledge and the nature thereof.


                          ARTICLE FOUR.

        SECURITYHOLDERS' LISTS AND REPORTS BY THE COMPANY
                         AND THE TRUSTEE.

     SECTION 4.01.  Securityholders' Lists.  The Company
covenants and agrees that it will furnish or cause to be furnished to the Trustee:

          (a) semi-annually, not more than 15 days after each record date for each series of Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Securityholders of such series of Securities as of such record date (and on dates to be determined pursuant to Section 2.03 for non-interest bearing securities in each year); and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company, of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, except that no such lists need be furnished so long as the Trustee is in possession thereof by reason of its acting as Security registrar for such series.

     SECTION 4.02. Preservation and Disclosure of Lists. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of each series of Securities (1) contained in the most recent list furnished to it as provided in Section 4.01 or (2) received by it in the capacity of Securities registrar

(if so acting) hereunder. The Trustee may destroy any list furnished to it as provided in Section 4.01 upon receipt of a new list so furnished.

     (b) In case 3 or more holders of Securities of any series (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least 6 months preceding the date of such application, and such application states that the applicants desire to communicate with other holders of Securities of such series or with holders of all Securities with respect to their rights under this Indenture or under such Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall within 5 business days after the receipt of such application, at its election, either:

          (1) afford such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.02, or

          (2) inform such applicants as to the approximate number of holders of such series or all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.02, and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

     If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Securityholder of such series or all Securities, as the case may be, whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.02 a copy of the form of proxy or other communication which is specified in such request with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within 5 days after such tender, the Trustee shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the holders of Securities of such series or all Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If said Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining 1 or more of such objections, said Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (c) Each and every holder of Securities, by receiving and holding the same, agrees with Company and the Trustee that neither the Company nor the Trustee nor any paying agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Securities in accordance with the provisions of subsection (b) of this Section 4.02, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b).

     SECTION 4.03. Reports by Company. (a) The Company covenants and agrees to file with the Trustee, within 15 days after the Company is required to file the same with the Securities and Exchange Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as said Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with said Commission pursuant to
Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and said Commission, in accordance with rules and regulations prescribed from time to time by said Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

     (b) The Company covenants and agrees to file with the Trustee and the Securities and Exchange Commission, in accordance with the rules and regulations prescribed from time to time by said Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

     (c) The Company covenants and agrees to transmit by mail to all holders of Securities, as the names and addresses of such holders appear upon the Security register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section 4.03 as may be required by rules and regulations prescribed from time to time by the Securities and Exchange Commission.

     SECTION 4.04. Reports by the Trustee. (a) On or before March 1, 1991, and on or before March 1 in every year thereafter, so long as any Securities are outstanding hereunder, the Trustee shall transmit to the Securityholder of each series of Securities for which such Trustee is appointed, as hereinafter in this
Section 4.04 provided, a brief report dated as of a date convenient to the Trustee no more than 60 nor less than 45 days prior thereto with respect to:

          (1) its eligibility under Section 6.09, and its qualification under Section 6.08, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under such Sections, a written statement to such effect;

          (2) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (buy may elect) to state such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities for any series outstanding on the date of such report;

          (3) the amount, interest rate, and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor rela-tionship arising in any manner described in paragraph (2),
     (3), (4) or (6) of subsection (b) of Section 6.13;

          (4) the property and funds, if any, physically in the possession of the Trustee, as such, on the date of such report;

          (5) any additional issue of Securities which the Trustee has not previously reported; and

          (6) any action taken by the Trustee in the performance of its duties under this Indenture which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by it in accordance with the provisions of Section 5.08.

     (b) The Trustee shall transmit to the Securityholders for each series, as hereinafter provided, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such), since the date of the last report transmitted pursuant to the provisions of subsection
(a) of this Section 4.04 (or, if no such report has yet been so transmitted, since the date of execution of this Indenture), for the reimbursement of which it claims or may claim a lien or charge prior to that of the Securities of such series on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of Securities for such series outstanding at such time, such report to be transmitted within 90 days after such time.

     (c) Reports pursuant to this Section 4.04 shall be transmitted by mail to all holders of Securities as the names and addresses of such holders appear upon the Security register.

     (d) A copy of each such report shall, at the time of such transmission to Securityholders, be filed by the Trustee with each stock exchange upon which the Securities of any applicable series are listed and also with the Securities and Exchange Commission. The Company will notify the Trustee when and as the Securities of any series become listed on any stock exchange.

                          ARTICLE FIVE.

           REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                       ON EVENT OF DEFAULT.

     SECTION 5.01. Events of Default. In case one or more of the following Events of Default with respect to Securities of any series or such other events as may be established with respect to the Securities of that series as contemplated by Section 2.03 hereof shall have occurred and be continuing:

          (a) default in the payment of any interest upon any Securities of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (b) default in the payment of all or any part of the principal of (or premium, if any, on) any Securities of that series as and when the same shall become due and payable either at maturity, upon redemption (including redemption for the sinking fund), by declaration or otherwise; or

          (c) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with and other than those set forth exclusively in terms of any particular series of Securities established as contemplated in this Indenture), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the holders of at least 10% in principal amount of the outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (d) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

          (e) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or of any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due.

If an Event of Default described in clause (a) or (b) or established pursuant to Section 2.03 occurs and is continuing, then, and in each and every such case, unless the principal of all of the Securities of such series shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Securities of all series affected thereby then outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by Securityholders), may declare the entire principal (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all Securities affected thereby and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. If an Event of Default described in clause (c), (d) or (e) occurs and is continuing, then and in each and every such case, unless the principal of all the Securities shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of all the Securities then outstanding hereunder (treated as one class), by notice in writing to the Company (and to the Trustee if given by Securityholders), may declare the entire principal (or, if any Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of all the Securities then outstanding and interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable.

     The foregoing provisions, however, are subject to the condition that if, at any time after the principal (or, if the Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of the Securities of any series (or of all the Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of such series (or of all the Securities, as the case may be) and the principal of and premium, if any, on any and all Securities of such series (or of all the Securities, as the case may be) which shall have become due otherwise than by acceleration (with interest upon such principal and premium, if any, and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series, (or at the respective rates of interest or Yields to Maturity of all the Securities, as the case may be) to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith, and if any and all Events of Default under the Indenture, other than the non-payment of the principal of or premium, if any, on Securities which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein -- then and in every such case the holders of a majority in aggregate principal amount of the Securities of such series (or of all the Securities, as the case may be) then outstanding, by written notice to the Company and to the Trustee, may waive all defaults with respect to that series (or with respect to all Securities, as the case may be, in such case, treated as a single class) and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

     In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Trustee and the holders of the Securities shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the holders of the Securities shall continue as though no such proceeding had been taken.

     SECTION 5.02. Payment of Securities on Default; Suit Therefor. The Company covenants that (a) in case default shall be made in the payment of any installment of interest upon any of the Securities of any series as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, or (b) in case default shall be made in the payment of the principal of or premium, if any, on any of the Securities of any series as and when the same shall have become due and payable, whether at maturity of the Securities of that series or upon redemption or by declaration or otherwise -- then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Securities of that series, the whole amount that then shall have become due and payable on all such Securities of that series for principal and premium, if any, or interest, or both, as the case may be, with interest upon the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest at the rate or Yield to Maturity (in the case of Original Issue Discount Securities) borne by the Securities of that series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including a reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred by the Trustee hereunder other than through its negligence or bad faith.

     In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on such Securities and collect in the manner provided by law out of the property of the Company or any other obligor on such Securities wherever situated the moneys adjudged or decreed to be payable.

     In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Securities of any series under Title 11, United States Code, or any other applicable law, or in case a receiver or trustee shall have been appointed for the property of the Company or such other obligor, or in the case of any other similar judicial proceedings relative to the Company or other obligor upon the Securities of any series, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the

Securities of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 5.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and interest (or, if the Securities of that series are Original Issue Discount Securities such portion of the principal amount as may be specified in the terms of that series) owing and unpaid in respect of the Securities of such series and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Securityholders allowed in such judicial proceedings relative to the Company or any other obligor on the Securities of any series, or to the creditors or property of the Company or such other obligor, unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Securities or any series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Securityholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

     Nothing herein contained shall be construed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

     All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities, or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Securities.

     In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Securities, and it shall not be necessary to make any holders of the Securities parties to any such proceedings.

     SECTION 5.03. Application of Moneys Collected by Trustee. Any moneys collected by the Trustee shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the several Securities in respect of which moneys have been collected, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

          FIRST: To the payment of costs and expenses of collection applicable to such series and reasonable compensation to the Trustee, its agents, attorneys and counsel, and of all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith;

          SECOND: In case the principal of the outstanding Securities in respect of which moneys have been collected shall not have become due and be unpaid, to the payment of interest on the Securities of such series, in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest or Yield to Maturity (in the case of Original Issue Discount Securities) at the rate borne by the Securities of such series, such payments to be made ratably to the persons entitled thereto;

          THIRD: In case the principal of the outstanding Securities in respect of which moneys have been collected shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Securities of such series for principal and premium, if any, and interest, with interest on the overdue principal and premium, if any, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the rate or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal and premium, if any, and interest without preference or priority of principal and premium, if any, over interest, or of interest over principal and premium, if any, or of any installment of interest over any other installment of interest, or of any Security of such series over any other Security of such series, ratably to the aggregate of such principal and premium, if any, and accrued and unpaid interest.

     SECTION 5.04. Proceedings by Securityholders. No holder of any Security of any series shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Securities of that series then outstanding or, in the case of any Event of Default described in clause (c), (d) or (e) of Section 5.01, 25% in aggregate principal amount of all Securities then outstanding, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action, suit or proceeding, it being understood and intended, and being expressly covenanted by the taker and holder of every Security with every other taker and holder and the Trustee, that no one or more holders of Securities of any series shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities of the applicable series.

     Notwithstanding any other provisions in this Indenture, however, the right of any holder of any Security to receive payment of the principal of, premium, if any, and interest, if any, on such Security, on or after the same shall have become due and payable, or to institute suit for the enforcement of any such payment, shall not be impaired or affected without the consent of such holder.

     SECTION 5.05. Proceedings by Trustee. In case of an Event of Default hereunder the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

     SECTION 5.06. Remedies Cumulative and Continuing. All powers and remedies given by this Article Five to the Trustee or to the Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the holders of the Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of any of the Securities to exercise any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 5.04, every power and remedy given by this Article Five or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

     SECTION 5.07. Direction of Proceedings and Waiver of Defaults by Majority of Securityholders. The holders of a majority in aggregate principal amount of the Securities of any or all series affected (voting as one class) at the time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that (subject to the provisions of Section 6.01) the Trustee shall have the right to decline to follow any such direction if the

Trustee shall determine that the action so directed would be unjustly prejudicial to the holders not taking part in such direction or if the Trustee being advised by counsel determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or Responsible Officers shall determine that the action or proceedings so directed would involve the Trustee in personal liability. Prior to any declaration accelerating the maturity of any series of the Securities, or of all the Securities, as the case may be, the holders of a majority in aggregate principal amount of the Securities of that series at the time outstanding may on behalf of the holders of all of the Securities of such series waive any past default or Event of Default including any default established pursuant to Section
2.03 (or, in the case of an event specified in clause (c), (d) or (e) of Section 5.01, the holders of a majority in aggregate principal amount of all the Securities then outstanding (voting as one class) may waive such default or Event of Default), and its consequences except a default (a) in the payment of principal of, premium, if any, or interest on any of the Securities or (b) in respect of covenants or provisions hereof which cannot be modified or amended without the consent of the holder of each Security affected. Upon any such waiver the Company, the Trustee and the holders of the Securities of that series (or of all Securities, as the case may be) shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 5.07, said default or Event of Default shall for all purposes of the Securities of that series (or of all Securities, as the case may be) and this Indenture be deemed to have been cured and to be not continuing.

     SECTION 5.08. Notice of Defaults. The Trustee shall, within 90 days after the occurrence of a default with respect to the Securities of any series, mail to all Securityholders of that series, as the names and addresses of such holders appear upon the Security register, notice of all defaults with respect to that series known to the Trustee, unless such defaults shall have been cured before the giving of such notice (the term "defaults" for the purpose of this Section 5.08 being hereby defined to be the events specified in clauses (a), (b), (c), (d) and (e) of
Section 5.01, not including periods of grace, if any, provided for therein, and irrespective of the giving of written notice specified in clause (c) of Section 5.01); and provided that, except in the case of default in the payment of the principal of, premium, if any, or interest on any of the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders of such series; and provided further, that in the case of any default of the character specified in Section 5.01(c) no such notice to Securityholders of such series shall be given until at least 60 days after the occurrence thereof but shall be given within 90 days after such occurrence.

     SECTION 5.09. Undertaking to Pay Costs. All parties to this Indenture agree, and each holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section
5.09 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders of any series, holding in the aggregate more than 10% in principal amount of the Securities of that series (or, in the case of any suit relating to or arising under clause (c), (d) or (e) of Section 5.01, 10% in aggregate principal amount of all Securities) outstanding, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of or premium, if any, or interest on any Security against the Company on or after the same shall have become due and payable.


                           ARTICLE SIX.

                     CONCERNING THE TRUSTEE.

     SECTION 6.01. Duties and Responsibilities of Trustee. With respect to the holders of any series of Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to securities of that series and after the curing or waiving of all Events of Default which may have occurred, with respect to securities of that series, undertakes to perform such duties and only such duties as are specifically set forth in this

Indenture. In case an Event of Default with respect to the Securities of a series has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

          (a) prior to the occurrence of an Event of Default with respect to Securities of a series and after the curing or waiving of all Events of Default with respect to that series which may have occurred

            (1) the duties and obligations of the Trustee with respect to Securities of a series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations with respect to such series as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

            (2) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

          (b) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith, in accordance with the direction of the Securityholders pursuant to Section 5.07, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

     None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it.

     SECTION 6.02. Reliance on Documents, Opinions, Etc. Except as otherwise provided in Section 6.01

          (a) the Trustee may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent order, bond, note, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

          (c) the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred herein or thereby;

          (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

          (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, coupon or other paper or document, unless requested in writing to do so by the holders of not less than a majority in principal amount of the Securities of all series affected then outstanding; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents (including any Authenticating Agent) or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed by it with due care.

     SECTION 6.03. No Responsibility for Recitals, etc. The recitals contained herein and in the Securities (except in the certificate of authentication of the Trustee or the Authenticating Agent) shall be taken as the statements of the Company and the Trustee and the Authenticating Agent assume no responsibility for the correctness of the same. The Trustee and the Authenticating Agent make no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee and the Authenticating Agent shall not be accountable for the use or application by the Company of any Securities or the proceeds of any Securities authenticated and delivered by the Trustee or the Authenticating Agent in conformity with the provisions of this Indenture.

     SECTION 6.04. Trustee, Authenticating Agent, Paying Agents, Transfer Agents or Registrar May Own Securities. The Trustee or any Authenticating Agent or any paying agent or any transfer agent or any Security registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, Authenticating Agent, paying agent, transfer agent or Security registrar.

     SECTION 6.05. Moneys to be Held in Trust. Subject to the provisions of Section 11.04, all moneys received by the Trustee or any paying agent shall, until used or applied as herein provided, be held in trust for the purpose for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee and any paying agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time upon the written order of the Company, signed by the Chairman of the Board of Directors, the President or a Vice President or the Treasurer or an Assistant Treasurer of the Company.

     SECTION 6.06. Compensation and Expenses of Trustee. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ and any amounts paid by the Trustee to any Authenticating Agent pursuant to
Section 6.14) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Company under this Section 6.06 to compensate the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Debentures upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities.

     SECTION 6.07. Officers' Certificate as Evidence. Except as otherwise provided in Sections 6.01 and 6.02, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such

Certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

     SECTION 6.08. Conflicting Interest of Trustee. (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section 6.08, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign in the manner and with the effect specified in Section 6.10.

     (b) In the event that the Trustee shall fail to comply with the provisions of subsection (a) of this Section 6.08, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit notice of such failure to all holders of Securities, as the names and addresses of such holders appear upon the Securities register.

     (c) For the purposes of this Section 6.08 the Trustee shall be deemed to have a conflicting interest with respect to Securities of any series if

          (1) the Trustee is trustee under this Indenture with respect to the Securities of any other series or under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company or other obligor on the Securities of such series (each of which is hereafter in this Section called a "Security party") are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Securities issued under this Indenture; provided that there shall be excluded from the operation of this paragraph, this Indenture with respect to the Securities of any other series and any other indenture or indentures under which other securities, or certificates of interest or participation in other securities, of a Security party are outstanding if (i) this Indenture is and, if applicable, this Indenture and such other indenture or indentures are wholly unsecured and such other indenture or indentures are hereafter qualified under the Trust Indenture Act of 1939, unless the Securities and Exchange Commission shall have found and declared by order pursuant to subsection (b) of Section 305 or subsection (c) of Section 307 of the Trust Indenture Act of 1939 that differences exist between the provisions of this Indenture with respect to Securities of such series and one or more other series or, if applicable, this Indenture and the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture and such other indenture or indentures, or (ii) the Company shall have sustained the burden of proving, on application to the Securities and Exchange Commission and after opportunity for hearing thereon, that trusteeship under this Indenture with respect to Securities of such series and one or more other series or, if applicable, this Indenture and such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to Securities of such series and one or more other series or, if applicable, this Indenture and one of such indentures;

          (2) the Trustee or any of its directors or executive officers is an obligor upon the Securities of any series issued under this Indenture or an underwriter for a Security party;

          (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with a Security party or an underwriter for a Security party;

          (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee, or representative of a Security party, or of an underwriter (other than the Trustee itself) for a Security party who is currently engaged in the business of underwriting, except that (A) one individual may be a director and/or an executive officer of the Trustee and a director and/or an executive officer of a Security party, but may not be at the same time an executive officer of both the Trustee and a Security party; (B) if and so long as the number of directors of the Trustee in office is more than 9, one additional individual may be a director and/or an executive officer of the Trustee and a director of a Security party; and (C) the Trustee may be designated by a Security party or by an underwriter for a Debenture party to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent, or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this subsection (c), to act as trustee whether under an indenture or otherwise;

          (5) 10% or more of the voting securities of the Trustee is beneficially owned either by a Security party or by any director, partner, or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any 2 or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for a Security party or by any director, partner, or executive officer thereof, or is beneficially owned, collectively, by any 2 or more such persons;

          (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default,
     (A) 5% or more of the voting securities, or 10% or more of any other class of security, of a Security party, not including the Securities issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (B) 10% or more of any class of security of an underwriter for a Security party;

          (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, a Security party;

          (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of a Security party; or

          (9) the Trustee owns on May 15 in any calendar year, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6), (7), or (8) of this subsection
     (c). As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of 2 years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities of 25% of any such class of security. Promptly after May 15, in each calendar year, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such May 15. If the Company fails to make payment in full of principal of or interest on any of the Securities when and as the same become due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period and, after such date, notwithstanding the foregoing provisions of this paragraph
     (9), all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7), and (8) of this subsection (c).

     The specifications of percentages in paragraphs (5) to (9), inclusive of this subsection (c) shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or (7) of this subsection (c).

     For the purposes of paragraphs (6), (7), (8), and (9) of this subsection (c) only, (A) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (B) an obligation shall be deemed to be in default when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (C) the Trustee shall not be deemed to be the owner or holder of (i) any security which it holds as collateral security (as trustee or otherwise) for an obligation which is not in default as defined in clause (B) above, or (ii) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or
(iii) any security which it holds as agent for collection, or as custodian, escrow agent, or depositary, or in any similar representative capacity.

     Except as provided in the next preceding paragraph hereof, the word "security" or "securities" as used in this Indenture shall mean any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, pre-organization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas or other mineral rights, or, in general, any interest or instrument commonly known as a "security" or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase any of the foregoing.

     (d)  For the purposes of this Section 6.08:

          (1) The term "underwriter" when used with reference to a Security party shall mean every person who, within 3 years prior to the time as of which the determination is made, has purchased from such Security party with a view to, or has offered or sold for such Security party in connection with, the distribution of any security of such Security party outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

          (2) The term "director" shall mean any director of a corporation or any individual performing similar functions with respect to any organization whether incorporated or unincorporated.

          (3) The term "person" shall mean an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization, or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

          (4) The term "voting security" shall mean any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

          (5) The term "executive officer" shall mean the president, every vice president, every trust officer, the cashier, the secretary, and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorpo-rated or unincorporated, but shall not include the chairman of the board of directors.

     The percentages of voting securities and other securities specified in this Section 6.08 shall be calculated in accordance with the following provisions:

          (A) A specified percentage of the voting securities of the Trustee, the Company or any other person referred to in this Section 6.08 (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

          (B) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

          (C) The term "amount", when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares, and the number of units if relating to any other kind of security.

          (D) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

            (i) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

            (ii) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

            (iii) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise;

            (iv) securities held in escrow if placed in escrow by the issuer thereof;

      provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

          (E) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes, and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

      SECTION 6.09. Eligibility of Trustee. The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States or any State or Territory thereof or of the District of Columbia authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $5,000,000, subject to supervision or examination by Federal, State, Territorial, or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 6.09 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

     In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.09, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.10.

     SECTION 6.10. Resignation or Removal of Trustee. (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all series of Securities by giving written notice of such resignation to the Company and by mailing notice thereof to the holders of the applicable series of Securities at their addresses as they shall appear on the Security register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument, in duplicate, executed by order of its Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed with respect to any series of Securities and have accepted appointment within 60 days after the mailing of such notice of resignation to the affected Securityholders, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide holder of a Security or Securities of the applicable series for at least 6 months may, subject to the provisions of Section 5.09, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

     (b)  In case at any time any of the following shall occur--

          (1) the Trustee shall fail to comply with the provisions of subsection (a) of Section 6.08 after written request therefor by the Company or by any Securityholder who has been a bona fide holder of a Security or Securities for at least 6 months, or

          (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.09 and shall fail to resign after written request therefor by the Company or by any such Securityholder, or

          (3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, 1 copy of which instrument shall be delivered to the Trustee so removed and 1 copy to the successor trustee, or, subject to the provisions of
Section 5.09, any Securityholder who has been a bona fide holder of a Security or Securities of the applicable series for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

          (c) The holders of a majority in aggregate principal amount of the Securities of one or more series (each series voting as a class) or all series at the time outstanding may at any time remove the Trustee with respect to the applicable series of Securities or all series, as the case may be, and nominate a successor trustee with respect to the applicable series of Securities or all series, as the case may be, which shall be deemed appointed as successor trustee with respect to the applicable series unless within 10 days after such nomination the Company objects thereto, in which case the Trustee so removed or any Securityholder of the applicable series, upon the terms and conditions and otherwise as in subsection (a) of this Section 6.10 provided, may petition any court of competent jurisdiction for an appointment of a successor trustee with respect to such series.

          (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 6.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.11.

          SECTION 6.11. Acceptance by Successor Trustee. Any successor trustee appointed as provided in Section 6.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee with respect to all or any applicable series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 6.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 6.06.

          If a successor trustee is appointed with respect to the Securities of one or more (but not all) series, the Company, the predecessor trustee and each successor trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor trustee with respect to the Securities of any series as to which the predecessor trustee is not retiring shall continue to be vested in the predecessor trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trustee hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such trustee.

          No successor trustee shall accept appointment as provided in this Section 6.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 6.08 and eligible under the provisions of Section 6.09.

          Upon acceptance of appointment by a successor trustee as provided in this Section 6.11, the Company shall mail notice of the succession of such trustee hereunder to the holders of Securities of any applicable series at their addresses as they shall appear on the Security register. If the Company fails to mail such notice within 10 days after the acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

          SECTION 6.12. Succession by Merger, etc. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto.

          In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities of any series shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities of any series shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities of such series or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Securities of any series in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

          SECTION 6.13. Limitation on Rights of Trustee as a Creditor. (a) Subject to the provisions of subsection (b) of this Section 6.13, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company or of any other obligor on the Securities (each of which is hereafter in this Section 6.13 called a "Security party") within 4 months prior to a default, as defined in subsection (c) of this Section 6.13, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the holders of the Securities, and the holders of other indenture securities (as defined in paragraph (2) of subsection (c) of this Section 6.13)

               (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such 4-month period and valid as against such Security party and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against such Security party upon the date of such default; and

               (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such 4-month period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of such Security party and its other creditors in such property or such proceeds.

          Nothing herein contained, however, shall affect the right of the Trustee:

               (A) to retain for its own account (i) payments made on account of any such claim by any person (other than such Security party) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (iii) distributions made in cash, securities, or other property in respect of claims filed against such Security party in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11, United States Code or applicable state law;

               (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such 4-month period;

               (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such 4-month period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in subsection (c) of this Section 6.13, would occur within 4 months; or

               (D) to receive payment on any claim referred to in paragraph (B) or (C), against the release of any property held as security for such claim as provided in such paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

          For the purposes of paragraphs (B), (C), and (D), property substituted after the beginning of such 4-month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

          If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the Securityholders and the holders of other indenture securities in such manner that the Trustee, the Securityholders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against such Security party in bankruptcy or receivership or in proceedings for reorgani-zation pursuant to Title 11, United States Code, or applicable state law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from such Security party of the funds and property in such special account and before crediting to the respective claims of the Trustee, the Securityholders, and the holders of other indenture securities dividends on claims filed against such Security party in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11, United States Code, or applicable state law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11, United States Code, or applicable state law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership, or proceeding for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee, the Securityholders, and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and the proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, the Securityholders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

          Any Trustee who has resigned or been removed after the beginning of such 4-month period shall be subject to the provisions of this subsection (a) as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such 4-month period, it shall be subject to the provisions of this subsection (a) if and only if the following conditions exist:

               (i) the receipt of property or reduction of claim which would have given rise to the obligation to account, if such Trustee had continued as trustee, occurred after the beginning of such 4-month period; and

               (ii) such receipt of property or reduction of claim occurred within 4 months after such resignation or removal.

          (b) There shall be excluded from the operation of subsection (a) of this Section 6.13 a creditor relationship arising from

               (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of 1 year or more at the time of acquisition by the Trustee;

               (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advance and of the circumstances surrounding the making thereof is given to the Securityholders at the time and in the manner provided in Section 4.04 with respect to reports pursuant to subsections (a) and (b) thereof, respectively;

               (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

               (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in subsection (c) of this Section 6.13;

               (5) the ownership of stock or of other securities of a corporation organized under the provisions of
          Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of a Security party; or

               (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in subsection (c) of this Section 6.13.

          (c) As used in this Section 6.13:

               (1) The term "default" shall mean any failure to make payment in full of the principal of or interest upon any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable;

               (2) The term "other indenture securities" shall mean securities upon which a Security party is an obligor (as defined in the Trust Indenture Act of 1939) outstanding under any other indenture (A) under which the Trustee is also trustee, (B) which contains provisions substantially similar to the provisions of subsection (a) of this Section 6.13, and (C) under which a default exists at the time of the apportionment of the funds and property held in said special account;

               (3) The term "cash transaction" shall mean any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

               (4) The term "self-liquidating paper" shall mean any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by a Security party for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security; provided that the security is received by the Trustee simultaneously with the creation of the creditor relationship with such Security party arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

          SECTION 6.14. Authenticating Agents. There may be 1 or more Authenticating Agents appointed by the Trustee upon the request of the Company with power to act on its behalf and subject to its direction in the authentication and delivery of Securities of any series issued upon exchange or transfer thereof as fully to all intents and purposes as though any such Authenticating Agent had been expressly authorized to authenticate and deliver Securities of such series; provided, that the Trustee shall have no liability to the Company for any acts or omissions of the Authenticating Agent with respect to the authentication and delivery of Securities of any series. Any such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States or of any State or Territory thereof or of the District of Columbia authorized under such laws to act as Authenticating Agent, have a combined capital and surplus of at least $5,000,000 and being subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually pursuant to law or the requirements of such authority, then for the purposes of this Section 6.14 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect herein specified in this Section.

          Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section 6.14. without the execution or filing of any paper or any further act on the part of the parties hereto or such Authenticating Agent.

           Any Authenticating Agent may at any time resign with respect to one or more or all series of Securities by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any Authenticating Agent with respect to one or more or all series of Securities by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section 6.14, the Trustee may, and upon the request of the Company shall, promptly appoint a successor Authenticating Agent with respect to the applicable series eligible under this Section 6.14, shall give written notice of such appointment to the Company and shall mail notice of such appointment to all holders of the applicable series of Securities as the names and addresses of such holders appear on the Security register. Any successor Authenticating Agent with respect to all or any series upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsi-bilities with respect to such series of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein.

          The Trustee agrees to pay to any Authenticating Agent from time to time reasonable compensation for its services, and the Trustee shall be entitled to be reimbursed for such payments, subject to Section 6.06. Any Authenticating Agent shall have no responsibility or liability for any action taken by it as such in accordance with the directions of the Trustee.


                          ARTICLE SEVEN.

                 CONCERNING THE SECURITYHOLDERS.

     SECTION 7.01. Action by Securityholders. Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Securities of any or all series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by such Securityholders in person or by agent or proxy appointed in writing, or (b) by the record of such holders of Securities voting in favor thereof at any meeting of such Securityholders duly called and held in accordance with the provisions of Article Eight, or (c) by a combination of such instrument or instruments and any such record of such a meeting of such Securityholders.

     SECTION 7.02. Proof of Execution by Securityholders. Subject to the provisions of Section 6.01, 6.02 and 8.05, proof of the execution of any instrument by a Securityholder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The ownership of Securities shall be proved by the Security register or by a certificate of the Security registrar.

     The record of any Securityholders' meeting shall be proved in the manner provided in Section 8.06.

     SECTION 7.03. Who Are Deemed Absolute Owners. Prior to due presentment for resignation of transfer of any Security, the Company, the Trustee, any Authenticating Agent, any paying agent, any transfer agent and any Security registrar may deem the person in whose name such

Security shall be registered upon the Security register to be, and may treat him as, the absolute owner of such Security (whether or not such Security shall be overdue) for the purpose of receiving payment of or on account of the principal of, premium, if any, and interest on such Security and for all other purposes; and neither the Company nor the Trustee nor any Authenticating Agent nor any paying agent nor any transfer agent nor any Security registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being or upon his order shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

     Section 7.04. Securities Owned by Company Deemed Not Outstanding. In determining whether the holders of the requisite aggregate principal amount of Securities have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Company or any other obligor on the Securities or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 7.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Securities and that the pledgee is not the Company or any such other obligor or person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

     SECTION 7.05. Revocation of Consents; Future Holders Bound. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Security specified in this Indenture in connection with such action, any holder of a Security (or any Security issued in whole or in part in exchange or substitution therefor) the serial number of which is shown by the evidence to be included in the Securities the holders of which have consented to such action may, by filing written notice with the Trustee at its principal office and upon proof of holding as provided in Section 7.02, revoke such action so far as concerns such Security (or so far as concerns the principal amount represented by any exchanged or substituted Security). Except as aforesaid any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security, and of any Security issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Security or any Security issued in exchange or substitution therefor.


                          ARTICLE EIGHT.

                    SECURITYHOLDERS' MEETINGS.

     SECTION 8.01.  Purposes of Meetings.  A meeting of
Securityholders of any or all series may be called at any time and from time to time pursuant to the provisions of this Article
Eight for any of the following purposes:

          (a) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article Five;

          (b) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article Six;

          (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 9.02; or

          (d) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of such Securities under any other provision of this Indenture or under applicable law.

     SECTION 8.02. Call of Meetings by Trustee. The Trustee may at any time call a meeting of Securityholders of any or all series to take any action specified in Section 8.01, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine. Notice of every meeting of the Securityholders of any or all series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to holders of Securities of each series affected at their addresses as they shall appear on the Securities of each series affected register. Such notice shall be mailed not less than 20 nor more than 180 days prior to the date fixed for the meeting.

     SECTION 8.03. Call of Meetings by Company or Securityholders. In case at any time the Company pursuant to a resolution of the Board of Directors, or the holders of at least 10% in aggregate principal amount of the Securities of any or all series, as the case may be, then outstanding, shall have requested the Trustee to call a meeting of Securityholders of any or all series, as the case may be, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Securityholders may determine the time and the place in said Borough of Manhattan for such meeting and may call such meeting to take any action authorized in Section 8.01, by mailing notice thereof as provided in Section 8.02.

     SECTION 8.04. Qualifications for Voting. To be entitled to vote at any meeting of Securityholders a person shall (a) be a holder of one or more Securities with respect to which the meeting is being held or (b) a person appointed by an instrument in writing as proxy by a holder of one or more such Securities. The only persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

     SECTION 8.05. Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

     The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Securityholders as provided in
Section 8.03, in which case the Company or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

     Subject to the provisions of Section 7.04, at any meeting each holder of Securities with respect to which such meeting is being held or proxy therefor shall be entitled to 1 vote for each $1,000 principal amount (in the case of Original Issue Discount Securities, such principal amount to be determined as provided in the definition "outstanding") of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Securityholders. Any meeting of Securityholders duly called pursuant to the provisions of
Section 8.02 or 8.03 may be adjourned from time to time by a majority of those present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

     SECTION 8.06. Voting. The vote upon any resolution submitted to any meeting of holders of Securities with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such holders or of their representatives by proxy and the serial number or numbers of the Securities held or represented by them. The permanent chairman of the meeting shall appoint 2 inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by 1 or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 8.02. The record shall show the serial numbers of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and 1 of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

     Any record so signed and verified shall be conclusive evidence of the matters therein stated.


                          ARTICLE NINE.

                     SUPPLEMENTAL INDENTURES.

     SECTION 9.01. Supplemental Indentures without Consent of Securityholders. The Company when authorized by a resolution of the Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for 1 or more of the following purposes:

          (a) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article Ten hereof;

          (b) to add to the covenants of the Company such further covenants, restrictions or conditions for the protection of the holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities stating that such covenants are expressly being included for the benefit of such series) as the Board of Directors and the Trustee shall consider to be for the protection of the holders of such Securities, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

          (c) to provide for the issuance under this Indenture of Securities in coupon form (including Securities registrable as to principal only) and to provide for exchangeability of such Securities with the Securities issued hereunder in fully registered form and to make all appropriate changes for such purpose;

          (d) to secure the Securities pursuant to the requirements of Section 10.03 or otherwise; or

          (e) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture; provided that any such action shall not adversely affect the interests of the holders of the Securities;

          (f) to establish the form or terms of Securities of any series as permitted by Section 2.01 and 2.03, including, without limitation, any terms relating to the issuance, exchange, registration or transfer of Securities issued in whole or in part in the form of one or more global Securities and the payment of any principal thereof, or interest or premium, if any, thereon; and

          (g) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 6.11.

     The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Any supplemental indenture authorized by the provisions of this Section 9.01 may be executed by the Company and the Trustee without the consent of the holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of
Section 9.02.

     SECTION 9.02. Supplemental Indentures with Consent of Securityholders. With the consent (evidenced as provided in Section 7.01) of the holders of not less than 66 2/3 % in aggregate principal amount of the Securities at the time outstanding of all series affected by such supplemen-tal indenture (voting as a class), the Company, when authorized by a resolution of the Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Securities of each series so affected; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Security, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or any premium thereon, or reduce any amount payable on redemption thereof or make the principal thereof or any interest or premium thereon payable in any coin or currency other than that provided in the Securities, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section
5.01 or the amount thereof provable in bankruptcy pursuant to
Section 5.02, or impair or affect the right of any Securityholder to institute suit for payment thereof or the right of repayment, if any, at the option of the holder, without the consent of the holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of each Security then affected.

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of Securityholders of such series with respect to such covenant or provision, shall be deemed not to affect the rights under this Indenture or the Securityholders of any other series.

     Upon the request of the Company accompanied by a copy of a resolution of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

     It shall not be necessary for the consent of the Securityholders under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

     SECTION 9.03. Compliance with Trust Indenture Act; Effect of Supplemental Indentures. Any supplemental indenture executed pursuant to the provisions of this Article Nine shall comply with the Trust Indenture Act of 1939, as then in effect. Upon the execution of any supplemental indenture pursuant to the provisions of this Article Nine, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     SECTION 9.04. Notation on Securities. Securities of any series authenticated and delivered after the execution of any supplemental indenture affecting such series pursuant to the provisions of this Article Nine may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company, authenticated by the Trustee or the Authenticating Agent and delivered in exchange for the Securities of any series then outstanding.

     SECTION 9.05. Evidence of Compliance of Supplemental Indenture to be Furnished Trustee. The Trustee, subject to the provisions of Sections 6.01 and 6.02, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article Nine.

                           ARTICLE TEN.

        CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE.

     SECTION 10.01.  Company May Consolidate, etc., on Certain
Terms. The Company shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

      (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and premium, if any, and interest on all the Securities and the performance and observance of every covenant or condition of this Indenture on the part of the Company to be performed or observed;

      (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

      (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

     SECTION 10.02. Successor Corporation to be Substituted for Company. In case of any such consolidation, merger, conveyance or transfer and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and premium, if any, and interest on all of the Securities and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Company, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part, and the Company thereupon shall be relieved of any further liability or obligation hereunder or upon the Securities. Such successor corporation there-upon may cause to be signed, and may issue either in its own name or in the name of Phillips Petroleum Company, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee or the Authenticating Agent; and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee or the Authenticating Agent shall authenticate and deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee or the Authenticating Agent for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee or the Authenticating Agent for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Indentures had been issued at the date of the execution hereof.

     SECTION 10.03. Securities to be Secured in Certain Events. If, upon any such consolidation or merger of the Company, or upon any such conveyance or transfer of the property and assets of the Company substantially as an entirety, or upon any consolidation or merger of any Restricted Subsidiary with or into any other Subsidiary, or upon any conveyance or transfer of the property and assets of any Restricted Subsidiary substantially as an entirety to any other Subsidiary, any Restricted Property of the Company or any Restricted Subsidiary or any shares of stock or indebtedness of any Restricted Subsidiary owned immediately prior thereto would thereupon become subject to any Mortgage (other than Mortgages which would be permitted under Section 3.05 without the Company's having to secure the Securities equally and ratably), the Company, prior to any such consolidation, merger, conveyance or transfer, will by indenture supplemental hereto secure the Securities (together with, if the Company shall so determine, any other indebtedness of the Company or such Restricted Subsidiary then existing or thereafter created ranking on a parity with the Securities) by a direct lien on such Restricted Property, shares of stock or indebtedness, prior to all liens other than any theretofore existing thereon.

     SECTION 10.04. Opinion of Counsel to be Given Trustee. The Trustee, subject to the provisions of Sections 6.01 and 6.02, may receive an Opinion of Counsel as conclusive evidence that any consolidation, merger, conveyance or transfer, and any assumption, permitted or required by the terms of this Article Ten complies with the provisions of this Article Ten.

                         ARTICLE ELEVEN.

             SATISFACTION AND DISCHARGE OF INDENTURE.

     SECTION 11.01. Discharge of Indenture. When (a) the Company shall deliver to the Trustee for cancellation all Securities theretofore authenticated (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.08) and not theretofore cancelled, or (b) all the Securities not theretofore cancelled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within 1 year or are to be called for redemption within 1 year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit with the Trustee, in trust, funds sufficient to pay at maturity or upon redemption all of the Securities (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.08) not theretofore cancelled or delivered to the Trustee for cancellation, including principal and premium, if any, and interest due or to become due to such date of maturity or redemption date, as the case may be, but excluding, however, the amount of any moneys for the payment of principal of, and premium, if any, or interest on the Securities (1) theretofore repaid to the Company in accordance with the provisions of
Section 11.04, or (2) paid to any State or to the District of Columbia pursuant to its unclaimed property or similar laws, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect, and the Trustee, on demand of the Company accompanied by any Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture, the Company, however, hereby agreeing to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee in connection with this Indenture or the Securities.

     SECTION 11.02. Deposited Moneys and U.S. Government Obligations to be Held in Trust by Trustee. Subject to the provisions of Section 11.04, all moneys and U.S. Government Obligations deposited with the Trustee pursuant to Sections 11.01 or 11.05 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company if acting as its own paying agent), to the holders of the particular Securities for the payment of which such moneys or U.S. Government

Obligations have been deposited with the Trustee, of all sums due and to become due thereon for principal, premium, if any, and interest.

     SECTION 11.03. Paying Agent to Repay Moneys Held. Upon the satisfaction and discharge of this Indenture all moneys then held by any paying agent of the Securities (other than the Trustee) shall, upon demand of the Company, be repaid to it or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such moneys.

     SECTION 11.04. Return of Unclaimed Moneys. Any moneys deposited with or paid to the Trustee or any paying agent for payment of the principal of, and premium, if any, or interest on Securities and not applied but remaining unclaimed by the holders of Securities for 3 years after the date upon which the principal of, and premium, if any, or interest on such Securities, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee or such paying agent on written demand; and the holder of any of the Securities shall thereafter look only to the Company for any payment which such holder may be entitled to collect and all liability of the Trustee or such paying agent with respect to such moneys shall thereupon cease.

     SECTION 11.05. Defeasance Upon Deposit of Moneys or U.S. Government Obligations. At the Company's option, either (a) the Company shall be deemed to have been Discharged (as defined below) from its respective obligations with respect to any series of Securities on the 91st day after the applicable conditions set forth below have been satisfied or (b) the Company shall cease to be under any obligation to comply with any term, provision or condition set forth in Sections 3.05, 3.06, 10.01 and 10.03 with respect to any series of Securities at any time after the applicable conditions set forth below have been satisfied:

          (1) The Company shall have deposited or caused to be deposited irrevocably with the Trustee or the Defeasance Agent (as defined below) as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the Securities of such series (i) money in an amount, or (ii) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (iii) a combination of
     (i) and (ii), sufficient, in the opinion (with respect to (ii) and (iii)) of a nationally recognized firm of independent public accountants expressed in written certification thereof delivered to the Trustee and the Defeasance Agent, if any, to pay and discharge each installment of principal (including any mandatory sinking fund payments) of, and interest and premium, if any, on, the outstanding Securities of such series on the dates such installments of principal, interest or premium are due;

          (2) if the Securities of such series are then listed on any national securities exchange, the Company shall have delivered to the Trustee and the Defeasance Agent, if any, an Opinion of Counsel to the effect that the exercise of the option under this Section 11.05 would not cause such Securities to be delisted from such exchange;

          (3) no Event of Default or event which with notice or lapse of time would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit; and

          (4) the Company shall have delivered to the Trustee and the Defeasance Agent, if any, an Opinion of Counsel to the effect that holders of the Securities of such series will not recognize income, gain or loss for United States Federal income tax purposes as a result of the exercise of the option under this Section 11.05 and will be subject to United States Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised, and, in the case of the Securities of such series being Discharged, such opinion shall be accompanied by a private letter ruling to that effect received from the United States Internal Revenue Service or a revenue ruling pertaining to a comparable form of transaction to that effect published by the United States Internal Revenue Service.

     "Discharged" means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Securities of such series and to have satisfied all the obligations under this Indenture relating to the Securities of such series (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except (A) the rights of holders of Securities of such series to receive, from the trust fund described in clause (1) above, payment of the principal of and the interest and premium, if any, on such Securities when such payments are due; (B) the Company's obligations with respect to such Securities under Sections 2.07, 2.08, 5.02 and 11.04;

and (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder.

     "Defeasance Agent" means another financial institution which is eligible to act as Trustee hereunder and which assumes all of the obligations of the Trustee necessary to enable the Trustee to act hereunder. In the event such a Defeasance Agent is appointed pursuant to this section, the following conditions shall apply:

          1. The Trustee shall have approval rights over the document appointing such Defeasance Agent and the document setting forth such Defeasance Agent's rights and responsibilities;

          2. The Defeasance Agent shall provide verification to the Trustee acknowledging receipt of sufficient money and/or
     U.S. Government Obligations to meet the applicable conditions set forth in this Section 11.05;

          3. The Trustee shall determine whether the Company shall be deemed to have been Discharged from its respective obligations with respect to any series of Securities or whether the Company shall cease to be under any obligation to comply with any term, provision or condition set forth in Sections 3.05, 3.06, 10.01 and 10.03 with respect to any series of Securities.


                         ARTICLE TWELVE.

             IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                     OFFICERS AND DIRECTORS.

     SECTION 12.01. Indenture and Securities Solely Corporate Obligations. No recourse for the payment of the principal of or premium, if any, or interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation of the Company, either directly or through the Company or any successor corporation of the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Securities.


                        ARTICLE THIRTEEN.

                    MISCELLANEOUS PROVISIONS.

     SECTION 13.01.  Successors.  All the covenants,
stipulations, promises and agreements in this Indenture contained by the Company shall bind its successors and assigns whether so expressed or not.

     SECTION 13.02. Official Acts by Successor Corporation. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

     SECTION 13.03. Addresses for Notices, etc. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities on the Company may be given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company with the Trustee for the purpose) to the Company, 630 Fifth Avenue, Suite 1970, New York, N.Y. 10111, Attention:
Manager, Investor Relations, Phillips Petroleum Company. Any notice, direction, request or demand by any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the office of the Trustee, addressed to the Trustee, 231 South LaSalle Street, 7th Floor, Chicago, Illinois 60697, Attention:
Corporate Trust Division.

     SECTION 13.04.  New York Contract.  This Indenture and each
Security shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said State.

     SECTION 13.05. Evidence of Compliance with Conditions Precedent. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that in the opinion of the signers all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of

Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

     Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

     SECTION 13.06. Legal Holidays. In any case where the date of payment of interest on or principal of the Securities will be in The City of New York, New York or Chicago, Illinois a legal holiday or a day on which banking institutions are authorized by law to close, the payment of such interest on or principal of the Securities need not be made on such date but may be made on the next succeeding day not in either City a legal holiday or a day on which banking institutions are authorized by law to close, with the same force and effect as if made on the date of payment and no interest shall accrue for the period from and after such date.

     SECTION 13.07. Trust Indenture Act to Control. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required to be included in this Indenture by any of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, such required provision shall control.

     SECTION 13.08. Table of Contents, Headings, etc. The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

     SECTION 13.09. Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

                        ARTICLE FOURTEEN.

             REDEMPTION OF SECURITIES--MANDATORY AND
                      OPTIONAL SINKING FUND.


     SECTION 14.01 Applicability of Article. The provisions of this Article shall be applicable to the Securities of any series which are redeemable before their maturity or to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 2.03 for Securities of such series.

     SECTION 14.02. Notice of Redemption; Selection of Securities. In case the Company shall desire to exercise the right to redeem all, or, as the case may be, any part of the Securities of any series in accordance with their terms, it shall fix a date for redemption and shall mail a notice of such redemption at least 30 and not more than 60 days prior to the date fixed for redemption to the holders of Securities of such series so to be redeemed as a whole or in part at their last addresses as the same appear on the Security register. Such mailing shall be by first class mail. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

     Each such notice of redemption shall specify the date fixed for redemption, the redemption price at which Securities of such series are to be redeemed, the place or places of payment, that payment will be made upon presentation and surrender of such Securities, that interest accrued to the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. If less than all the Securities of such series are to be redeemed the notice of redemption shall specify the numbers of the Securities of that series to be redeemed. In case any Security of a series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of that series in principal amount equal to the unredeemed portion thereof will be issued.

     Prior to the redemption date specified in the notice of redemption given as provided in this Section, the Company will deposit with the Trustee or with 1 or more paying agents an amount of money sufficient to redeem on the redemption date all the Securities so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption.

     If less than all the Securities of a series are to be redeemed, the Company will give the Trustee notice not less than 60 days prior to the redemption date as to the aggregate principal amount of Securities of that series to be redeemed and the Trustee shall select, in such manner as in its sole discretion it shall deem appropriate and fair, the Securities of that series or portions thereof (in integral multiples of $1,000, except as otherwise set forth in the applicable form of Security) to be redeemed.

     SECTION 14.03. Payment of Securities Called for Redemption. If notice of redemption has been given as provided in Section
14.02 or Section 14.04, the Securities or portions of Securities of the series with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Securities at the redemption price, together with interest accrued to said date) interest on the Securities or portions of Securities of any series so called for redemption shall cease to accrue. On presentation and surrender of such Securities at a place of payment specified in said notice, the said Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption.

     Upon presentation of any Security of any series redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to the holder thereof, at the expense of the Company, a new Security or Securities of such series of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

     SECTION 14.04. Mandatory and Optional Sinking Fund. The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an

"optional sinking fund payment". The last date on which any such payment may be made is herein referred to as a "sinking fund payment date".

     In lieu of making all or any part of any mandatory sinking fund payment with respect to any Securities of a series in cash, the Company may at its option (a) deliver to the Trustee Securities of that series theretofore purchased by the Company and (b) may apply as a credit Securities of that series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of optional sinking fund payments pursuant to the next succeeding paragraph, in each case in satisfaction of all or any part of any mandatory sinking fund payment, provided that such Securities have not been previously so credited. Each such Security so delivered or applied as a credit shall be credited at the sinking fund redemption price for such Securities and the amount of any mandatory sinking fund shall be reduced accordingly. If the Company intends so to deliver or credit such Securities with respect to any mandatory sinking fund payment it shall deliver to the Trustee at least 60 days prior to the next succeeding sinking fund payment date for such series (a) a certificate signed by the Treasurer or an Assistant Treasurer of the Company specifying the portion of such sinking fund payment, if any, to be satisfied by payment of cash and the portion of such sinking fund payment, if any, which is to be satisfied by delivering and crediting such Securities and (b) any Securities to be so delivered. All Securities so delivered to the Trustee shall be cancelled by the Trustee and no Securities shall be authenticated in lieu thereof. If the Company fails to deliver such certificate and Securities at or before the time provided above, the Company shall not be permitted to satisfy any portion of such mandatory sinking fund payment by delivery or credit of Securities.

     At its option the Company may pay into the sinking fund for the retirement of Securities of any particular series, on or before each sinking fund payment date for such series, any additional sum in cash as specified by the terms of such series of Securities. If the Company intends to exercise its right to make any such optional sinking fund payment, it shall deliver to the Trustee at least 60 days prior to the next succeeding sinking fund payment date for such Series a certificate signed by the Treasurer or an Assistant Treasurer of the Company stating that the Company intends to exercise such optional right and specifying the amount which the Company intends to pay on such sinking fund payment date. If the Company fails to deliver such certificate at or before the time provided above, the Company shall not be permitted to make any optional sinking fund payment with respect to such sinking fund payment date. To the extent that such right is not exercised in any year it shall not be cumulative or carried forward to any subsequent year.

     If the sinking fund payment or payments (mandatory or optional) made in cash plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000 (or a lesser sum if the Company shall so request) with respect to the Securities of any particular series, it shall be applied by the Trustee or 1 or more paying agents on the next succeeding sinking fund payment date to the redemption of Securities of such series at the sinking fund redemption price together with accrued interest to the date fixed for redemption. The Trustee shall select, in the manner provided in Section 14.02, for redemption on such sinking fund payment date a sufficient principal amount of Securities of such series to absorb said cash, as nearly as may be, and the Trustee shall, at the expense and in the name of the Company, thereupon cause notice of redemption of Securities of such series to be given in substantially the manner and with the effect provided in Sections 14.02 and 14.03 for the redemption of Securities of that series in part at the option of the Company, except that the notice of redemption shall also state that the Securities of such series are being redeemed for the sinking fund. Any sinking fund moneys not so applied or allocated by the Trustee or any paying agent to the redemption of Securities of that series shall be added to the next cash sinking fund payment received by the Trustee or such paying agent and, together with such payment, shall be applied in accordance with the provisions of this Section 14.04. Any and all sinking fund moneys held by the Trustee or any paying agent on the maturity date of the Securities of any particular series, and not held for the payment or redemption of particular Securities of such series, shall be applied by the Trustee or such paying agent, together with other moneys, if necessary, to be deposited sufficient for the purpose, to the payment of the principal of the Securities of that series at maturity.

     On or before each sinking fund payment date, the Company shall pay to the Trustee or to 1 or more paying agents in cash a sum equal to all interest accrued to the date fixed for redemption on Securities to be redeemed on the next following sinking fund payment date pursuant to this Section.

     Neither the Trustee nor any paying agent shall redeem any Securities of a series with sinking fund moneys, and the Trustee shall not mail any notice of redemption of Securities for such series by operation of the sinking fund, during the continuance of a default in payment of interest on such Securities or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph), except that if the notice of redemption of any Securities shall theretofore have been mailed in accordance with the provisions hereof, the Trustee or any paying agent shall redeem such Securities if cash sufficient for that purpose shall be deposited with the Trustee or such paying agent for that purpose in accordance with the terms of this Article Fourteen. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur and any moneys thereafter paid into the sinking fund shall, during the continuance of such default or Event of Default, be held as security for the payment of all such Securities; provided, however, that in case such Event of Default or default, shall have been cured or waived as provided herein, such moneys shall thereafter be applied on the next succeeding sinking fund payment date on which such moneys may be applied pursuant to the provisions of this Section 14.04.

     CONTINENTAL BANK, NATIONAL ASSOCIATION hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective officers thereunto duly authorized and their respective corporate seals to be hereunto duly affixed and attested, all as of the day and year first above written.

                                 PHILLIPS PETROLEUM COMPANY
                                           Issuer


                                     By /s/ J. J. Mulva
                                        -------------------------

[CORPORATE SEAL}

Attest:

/s/ Terry B. Nance
------------------------------
     Assistant Secretary


                                 CONTINENTAL BANK, NATIONAL
                                   ASSOCIATION
                                             Trustee


                                     By /s/ A. H. Lenters
                                        -------------------------

[CORPORATE SEAL]

Attest:

/s/ Debra DeLaney
------------------------------
        Trust Officer

STATE OF OKLAHOMA    }
                     }  ss.:
COUNTY OF WASHINGTON }

     On the 14th day of November, 1990, before me personally came
J. J. Mulva, to me known, who, being by me duly sworn, did depose and say that he resides at BARTLESVILLE, OKLAHOMA; that he is a Vice President, Treasurer and Chief Financial Officer of PHILLIPS PETROLEUM COMPANY, one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                       /s/ Ann J. Anderson
                                 --------------------------------
                                          Notary Public

My Commission expires: January 6, 1994

[NOTARIAL SEAL]


STATE OF ILLINOIS }
                  } ss.:
COUNTY OF COOK    }

     On the 15th day of November 1990, before me personally came
A. H. Lenters, to me known, who, being by me duly sworn, did depose and say that he resides at Chicago, Illinois; that he is an Vice President of Continental Bank, National Association, one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



                                         /s/ V. Washington
                                 --------------------------------
                                           Notary Public

[NOTARIAL SEAL]

--------------------------------
        "OFFICIAL SEAL"
         V. WASHINGTON
NOTARY PUBLIC, STATE OF ILLINOIS
 MY COMMISSION EXPIRES 9-20-92
-------------------------------

                    PHILLIPS PETROLEUM COMPANY


                   SUPPLEMENTAL INDENTURE NO. 1

                     Dated as of May 23, 1991



          Supplemental Indenture No. 1 dated as of May 23, 1991, between PHILLIPS PETROLEUM COMPANY, a corporation organized and existing under the laws of the State of Delaware (hereinafter referred to as the "Company"), and CONTINENTAL BANK, NATIONAL ASSOCIATION, a national banking association duly organized and existing under the laws of the United States of America (hereinafter referred to as the "Trustee").

                       W I T N E S S E T H:

          The Company and the Trustee have executed and delivered an Indenture dated as of September 15, 1990 (the "Indenture").

          The Company desires to amend the Indenture to provide for the issuance of Securities of a series on a continuous basis and with differing terms and to expressly provide that the Securities of such series may be denominated in currencies other than the currency of the United States of America or may provide that the amount of payments of principal of and any premium or interest thereon may be determined with reference to an index.

          Section 9.01 of the Indenture provides for the Company, when authorized by the Board of Directors, and the Trustee to enter into an indenture supplemental to the Indenture to amend such Indenture by creating such provisions as shall not adversely affect the interests of any Holder.

          NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE
WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all holders of Securities or of such series thereof, as follows:

                           ARTICLE ONE

                RELATION TO INDENTURE; DEFINITIONS

          SECTION 1.01.  This Supplemental Indenture No. 1
constitutes an integral part of the Indenture.

          SECTION 1.02.  For all purposes of this Supplemental
Indenture No. 1:

          (1) Capitalized terms used herein without definition shall have the meanings specified in the Indenture;

          (2) All references herein to Articles and Sections, unless otherwise specified, refer to the corresponding
     Articles and Sections of this Supplemental Indenture No. 1;
     and

          (3) The terms "hereof", "herein", "hereby", "hereto",
     "hereunder" and "herewith" refer to this Supplemental
     Indenture.


                           ARTICLE TWO

               PROVISIONS APPLICABLE EXCLUSIVELY TO
                 THE SERIES OF MEDIUM-TERM NOTES

          SECTION 2.01. There shall be a series of Securities designated the "Medium-Term Notes" (the "Notes"). The Notes shall be limited to an aggregate principal amount of up to U.S. $300,000,000 (or the equivalent thereof, determined as of the respective dates of issuance of Notes, in any other currency or currencies) and shall be issued at any time or from time to time.

          SECTION 2.02. Each Note shall have the particular terms (which need not be substantially identical to the terms of any other Notes) established in accordance with or as contemplated by this Section 2.02. Each fixed rate Note ("Fixed Rate Note") shall be in substantially the form attached as Exhibit A hereto, and each floating rate Note ("Floating Rate Note") shall be in substantially the form attached as Exhibit B hereto.

          Any two of the Chairman of the Board, the President, and the Vice President and Treasurer (each a "Designated Officer") may at any time and from time to time, on behalf of the Company, authorize the issuance of Notes and in connection therewith establish, or, if all of the Notes of such series may not be originally issued at one time, to the extent deemed appropriate, prescribe the manner of determining within any limitations established by such Designated Officer (subject in either case to the limitations set forth in this Supplemental Indenture and the Indenture), the following;

          (1) the date or dates on which the principal and premium, if any, of the Notes is payable;

          (2) the rate or rates (or method by which determined) at which the Notes shall bear interest, if any, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable and, in the case of registered Notes, the record dates for the determination of holders to whom such interest is payable;

          (3) if an Original Issue Discount Security, the Yield to Maturity;

          (4) the price or prices at which, the period or periods within which and the terms and conditions upon which Notes may be redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise;

          (5) the obligation, if any, of the Company to redeem, purchase or repay Notes pursuant to any sinking fund or analogous provisions or at the option of a holder thereof and the price or prices at which and the period or periods within which and the terms and conditions upon which Notes shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

          (6) if other than denominations of $100,000 and integral multiples of $1,000 in excess thereof (or, in the case of any Note denominated in other than U.S. dollars, the amount of the Specified Currency (as defined below) for such Note which is equivalent, at the noon buying rate in The City of New York for cable transfers for such Specified Currency on the first Business Day in The City of New York and the country issuing such Specified Currency (or, in the case of European Currency Units, in Brussels, Belgium) next preceding the date on which the Company accepts the offer to purchase such Note, to U.S. $100,000 (rounded down to an integral multiple of 1,000 units of such Specified Currency) and any greater amount that is an integral multiple of 1,000 units of such Specified Currency), the denominations in which Notes shall be issuable;

          (7) if the amount of payments of principal of and any premium or interest on the Notes may be determined with reference to an index, the manner in which such amounts shall be determined;

          (8) if other than the principal amount thereof, the portion of the principal amount of Notes which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 5.01 of the Indenture or provable in bankruptcy pursuant to Section 5.02 of the Indenture;

          (9) any Events of Default with respect to the Notes, if not set forth in the Indenture;

          (10) whether the Notes shall be issued in registered or bearer form, with or without coupons;

          (11) whether the Notes shall be issued in whole or in
     part in the form of one or more Global Notes and, in such case, the Depositary for such Global Note or Notes, which Depositary must be a clearing agency registered under the Debt Securities Exchange Act of 1934;

          (12) if other than United States dollars, the currency or currencies, including composite currencies, in which payment of the principal of and any premium and interest on the Notes shall be payable (the "Specified Currency"); and

          (13) any other terms of the Notes (which terms shall not be inconsistent with the provisions of this Supplemental
     Indenture or the Indenture).

          In connection with the Notes, the officers of the Company specified in the Indenture may execute and deliver one or more Officers' Certificates setting forth, or, if all of the Notes may not be originally issued at one time, to the extent deemed appropriate describing the manner of determining, the foregoing terms of the Notes, established or prescribed, as the case may be, in accordance with the foregoing.

          SECTION 2.03. The places of payment for the principal of the Notes shall be the Borough of Manhattan, the City of New York or Chicago, Illinois. Interest, if any, on the Notes will be paid by check, draft or wire, as specified in the terms thereof. The Trustee shall be the paying agent (the "Paying Agent") for the Notes.

          SECTION 2.04. Unless otherwise provided in the terms of a particular Note, definitive Notes of any authorized denomination shall be exchangeable for a like aggregate principal amount of Notes denominated in the same Specified Currency and bearing interest (if any) at the same rate or having the same Yield to

Maturity and maturity and of different authorized denominations upon surrender of such Notes with a request for such exchange at the designated office of the Trustee in the Borough of Manhattan, the City of New York or Chicago, Illinois,

          SECTION 2.05. Unless otherwise specified in a particular Note, payments of principal of (and premium, if any) and interest on each Note will be made in U.S. dollars, provided,
                                                        --------
however, that payments of principal(and premium, if any) and
-------
interest on Notes denominated in a Specified Currency other than U.S. dollars will be made in such Specified Currency (i) at the option of the holders thereof under the procedures described in the two following paragraphs and (ii) at the option of the Company in the case of imposition of exchange controls or other circumstances beyond the control of the Company. If specified in a particular Note, the amount of principal payable on such Note will be determined by reference to an index or formula described therein.

          Unless otherwise specified in the terms of a Note, and except as provided in the next paragraph, payments of interest and principal (and premium, if any) with respect to any Note denominated in a Specified Currency other than U.S. dollars will be made in U.S. dollars unless the registered holder of such Note on the relevant Regular Record Date or at maturity, redemption or repayment as the case may be, has transmitted a written request to elect to receive such payment in a Specified Currency other than U.S. dollars to the Trustee at its Corporate Trust Office or agency in the Borough of Manhattan, the City of New York or Chicago, Illinois on or prior to such Regular Record Date or the date 15 days prior to maturity, redemption or repayment as the case may be. Such request may be in writing (mailed or hand delivered) or by cable or telex or, if promptly confirmed in writing, by other form of facsimile transmission. Any such request made with respect to any Note by a registered holder will remain in effect with respect to any further payments of interest and principal (and premium, if any) with respect to such Note payable to such holder, unless such request is revoked on or prior to the relevant Regular Record Date or the date 15 days prior to maturity, redemption or repayment as the case may be.

          Unless otherwise provided in the applicable Officers'
Certificate, Continental Bank, National Association will be the
Exchange Rate Agent (the "Exchange Rate Agent") with respect to the Notes.

          Unless otherwise indicated in the terms of a particular Note, the "Regular Record Date" with respect to any Floating Rate Note shall be the date 15 calendar days prior to each Interest Payment Date, whether or not such date shall be a Business Day, and the "Regular Record Date" with respect to any Fixed Rate Note shall be the January 1 and July 1 next preceding the January 15 and July 15 Interest Payment Dates.

          Unless otherwise indicated in the terms of a particular Note and except as provided below, interest will be payable, in the case of Floating Rate Notes which reset daily, weekly or monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year (as respectively indicated in such Notes); in the case of Floating Rate Notes which reset quarterly, on the third Wednesday of March, June, September and December of each year; in the case of Floating Rate Notes which reset semi-annually, on the third Wednesday of the two months of each year specified in such Notes; and in the case of Floating Rate Notes which reset annually, on the third Wednesday of the month specified in such Notes (each an "Interest Payment Date"), and in each case, at maturity.

          Payments of interest on any Fixed Rate Note or Floating Rate Note with respect to any Interest Payment Date will include interest accrued to but excluding such Interest Payment Date; provided, however, that if the Interest Reset Dates (as defined
--------  -------
in a particular Note) with respect to any Floating Rate Note are daily or weekly, interest payable on such Note on any Interest Payment Date, other than interest payable on the date on which principal on such Note is payable, will include interest accrued to but excluding the day following the next preceding Regular Record Date.

          With respect to a Floating Rate Note, accrued interest from the date of issue or from the last date to which interest has been paid shall be calculated by multiplying the face amount of such Floating Rate Note by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day from the date of issue, or from the last date to which interest has been paid, to but excluding the date for which accrued interest is being calculated. The interest factor for a Floating Rate Note (expressed as a decimal) for each such day shall be computed either (i) by dividing the interest rate (expressed as a decimal) applicable to such date by 360 or (ii) by the actual number of days in the year, as specified in such Note. Interest on Fixed Rate Notes will be computed on the basis of a 360-day year of twelve 30-day months.

          SECTION 2.06.  For the purposes of the Notes and this
Section 2.06, the term "Agent Member" means a member of, or participant in, a Depositary; the term "Depositary" means, with respect to Notes issuable or issued in whole or in part in the form of one or more Global Notes, the Person designated as Depositary by the Company pursuant to Section 2.02 hereof (or a successor Depositary), and if at any time there is more than one such Person, "Depositary" as used with respect to the Notes shall mean the respective Depositary with respect to particular Notes; and the term "Global Note" means a global certificate evidencing all or part of the series of Notes, issued to the Depositary for the series or such portion of the series, and registered in the name of such Depositary or its nominee.

          Notwithstanding Section 2.07 of the Indenture, except as otherwise specified as contemplated by Section 2.02 hereof, any Global Note shall be exchangeable only as provided in this paragraph. A Global Note shall be exchangeable pursuant to this
Section if (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Note or if at any time the Depositary ceases to be a clearing agency registered under the Debt Securities Exchange Act of 1934, as amended (the "Exchange Act"), and a successor Depositary is not appointed by the Company, (y) the Company in its sole discretion determines that all Global Notes then outstanding hereunder and under the Indenture shall be exchangeable for definitive Notes in registered form or (z) an Event of Default with respect to the Notes represented by such Global Note has occurred and is continuing. Any Global Note that is exchangeable pursuant to the preceding sentence shall be exchangeable for definitive Notes in registered form, bearing interest (if any) at the same rate or pursuant to the same formula, having the same date of issuance, redemption provisions, if any, Specified Currency, maturity and other terms and of differing denominations aggregating a like amount. Such definitive Notes shall be registered in the names of the owners of the beneficial interests in such Global Note as such names are from time to time provided by the relevant participants in the Depositary holding such Global Note (as such participants are identified from time to time by such Depositary).

          Any Global Note that is exchangeable pursuant to the preceding paragraph shall be exchangeable for Notes issuable in denominations of $100,000 and integral multiples of $1,000 in excess thereof and registered in such names as the Depositary that is the holder of such Global Note shall direct.

          No Global Note may be transferred except as a whole by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor of the Depositary or a nominee of such successor. Except as provided above, owners solely of beneficial interests in a Global Note shall not be entitled to receive physical delivery of Notes in definitive form and will not be considered the holders thereof for any purpose under the Indenture or this Supplemental Indenture.

          In the event that a Global Note is surrendered for redemption in part pursuant to Section 14.02 of the Indenture, the Company shall execute, and the Trustee shall authenticate and deliver to the Depositary for such Global Note, without service charge, a new Global Note in a denomination equal to and in exchange for the unredeemed portion of the principal of the Global Note so surrendered.

          The Trustee shall fix a record date for the purpose of determining the Persons entitled to waive any past default hereunder or the Persons entitled to consent to any indenture supplemental to the Indenture. If a record date is fixed, the holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any default hereunder, or to retract any such waiver previously given, or to consent to such supplemental indenture or to revoke any such consent previously given, as the case may be, whether or not such holders remain holders after such record date. No such waiver or consent shall be valid or effective for more than 90 days after such record date.

          The Agent Members shall have no rights under the Indenture or this Supplemental Indenture with respect to any Global Note held on their behalf by a Depositary, and such Depositary may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee, or any Agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by a Depositary or impair, as between a Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Note, including without limitation the granting of proxies or other authorization of participants to give or take any request, demand, authorization, direction, notice, consent, waiver or other action which a holder is entitled to give or take under the Indenture.

          SECTION 2.07. Unless otherwise specified in an Officers' Certificate delivered pursuant to Section 2.02 with respect to such Notes, whenever for purposes of this Indenture any action may be taken by the holders of a specified percentage in aggregate principal amount of Securities of all series or all series affected by a particular action at the time outstanding and, at such time, there are Notes outstanding which are denominated in a coin or currency other than U.S. Dollars (including ECUs), then the principal amount of such Notes which shall be deemed to be outstanding for the purpose of taking such action shall be that amount of U.S. Dollars that could be obtained for such amount at the Market Exchange Rate. For purposes of this section, Market Exchange rate shall mean the noon U.S. Dollar buying rate in New York City for cable transfers of that currency as published by the Federal Reserve Bank of New York; provided, however, in the case of ECUs, Market Exchange Rate shall mean the rate of exchange determined by the Commission of the European Communities (or any successor thereto) as published in the Official Journal of the European Communities (such publication or any successor publication, the "Journal"). If such market Exchange Rate is not available for any reason with respect to such currency, the Trustee shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York, or, in the case of ECUs, the rate of exchange as published in the Journal, as of the most recent available date, or quotations or, in the case of ECUs, rates of exchange from one or more major banks in the City of New York or in the country of issue of the currency in question, which for purposes of the ECU shall be Brussels, Belgium, or such other quotations or, in the case of ECU, rates of exchange as the Trustee shall deem appropriate.

          All decisions and determinations of the Trustee regarding the Market Exchange Rate or any alternative determination provided for in the preceding paragraph shall be in its sole discretion and shall, in the absence of manifest error, be conclusive to the extent permitted by law for all purposes and irrevocably binding upon the Company and all holders.

          SECTION 2.08. References in the Indenture to the "Yield to Maturity" of Securities shall be deemed, solely with respect to the Notes, to refer to the respective yields to maturity, calculated at the respective times of issuance of the particular Notes or, if applicable, at the respective most recent redeterminations of interest on such respective Notes and calculated in accordance with accepted financial practice. References in Article V of the Indenture to the "rate" or "rate of interest" of Securities shall be deemed, solely with respect to the notes, to refer to the respective rates or rates of interest of the particular Notes.

          SECTION 2.09. Notwithstanding the provisions of Sections 2.04 and 13.05 of the Indenture, if all Notes are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate and the Opinion of Counsel otherwise required pursuant to Section 13.05 or the written order of the Company otherwise required pursuant to Section 2.04 at or prior to the time of authentication of each Note if such documents are delivered at or prior to the time of authentication upon original issuance of the first Note to be issued.

          SECTION 2.10. If any Securities described in subsections (a) or (b) of Section 11.01 or Section 11.05 of the Indenture are Notes which are denominated and, at the election of the holders of such Notes or otherwise, are payable, in a currency or currencies other than United States dollars, then in order to satisfy the deposit conditions in Section 11.01 or
Section 11.05 with respect to any such Notes, the Company shall deposit or cause to be deposited as specified in Section 11.01 or
Section 11.05 the required amount in the currency or currencies in which such Notes are denominated or in direct obligations of the sovereign nation or sovereign nations issuing such currency or currencies and denominated in such currency or currencies.

          IN WITNESS WHEREOF, PHILLIPS PETROLEUM COMPANY has caused this Supplemental Indenture No. 1 to be signed, acknowledged and delivered by its Chairman of the Board, President, Vice President and Treasurer or its Assistant Treasurer and its corporate seal to be affixed hereunto and the same to be attested by its Secretary or Assistant Secretary; and CONTINENTAL BANK, National Association has caused this Supplemental Indenture No. 1 to be signed, acknowledged and delivered by one of its Vice Presidents, and its seal to be affixed hereunto and the same to be attested by one of its Trust Officers, all as of the day and year first written above.


                                 PHILLIPS PETROLEUM COMPANY

(Corporate Seal)



                                 BY: /s/ J. M. McKee
                                     ----------------------------
                                     Title: Assistant Treasurer


Attest: /s/ G. C. Meese
        -----------------------
        Secretary




                                 CONTINENTAL BANK, NATIONAL
                                 ASSOCIATION, as Trustee

(Corporate Seal)



                                       By: /s/ A. H. Lenters
                                           ----------------------
                                           Title: Vice President


Attest: /s/ Debra DeLaney
        -----------------------
        Trust Officer

STATE OF OKLAHOMA      )
                       )  SS:
COUNTY OF WASHINGTON   )


          On the 17th Day of May 1991, before me personally came
                 --------------------
J. M. McKee, to me known, who, being by me duly sworn, did depose
-----------
and say that he resides at Bartlesville, Oklahoma, U.S.A.; that
                           ------------------------------
he is an Assistant Treasurer of PHILLIPS PETROLEUM COMPANY, one
         -------------------
of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                    /s/ Jean J. Morrison
                                ---------------------------------
                                         Notary Public

(NOTARIAL SEAL)

My Commission expires August 8, 1994.
                      --------------



STATE OF ILLINOIS    )
                     )   SS:
COUNTY OF COOK       )


          On the 20th day of May, 1991, before me personally came
                 ---------------------
A. H. Lenters, to me known, who, being by me duly sworn, did
-------------
depose and say that he resides at Chicago, Illinois, U.S.A.; that
                                  -------------------------
he is a Vice President of Continental, Bank, N.A., one of the
        -----------------------------------------
corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                         /s/ Carol Cohen
                                 --------------------------------
                                           Notary Public

(NOTARIAL SEAL)

My Commission Expires               .
                      --------------

                                 --------------------------------
                                        "OFFICIAL SEAL"
                                          CAROL COHEN
                                 NOTARY PUBLIC, STATE OF ILLINOIS
                                  MY COMMISSION EXPIRES 10-29-94
                                ---------------------------------

                                                        EXHIBIT A

CUSIP NO.                                PRINCIPAL AMOUNT:

REGISTERED NO.


                    PHILLIPS PETROLEUM COMPANY

                   MEDIUM-TERM FIXED RATE NOTE

       Due From Nine Months to 30 Years From Date of Issue


          Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.*
          If applicable, the following will be completed solely for purposes of the U.S. Federal Income Tax "Original Issue Discount" rules, as that term is defined in Section 1273 of the Internal Revenue Code of 1986, as amended. This information is provided solely for the purposes of applying the U.S. Federal Income Tax Original Issue Discount ("OID") rules to the certificate and is based on an interpretation of proposed Treasury regulations. The Issue Date of this certificate is
__________________.



*Applies to Global Notes only

This certificate has been issued with ___________________________ of OID per $1,000 of initial principal amount. The annual yield to maturity is _____% based on semi-annual compounding. The amount of OID attributable to the initial accrual period is _____________ per $1,000 of initial principal amount, contributed under the ______________________________ method as defined in proposed Treasury regulations.


ORIGINAL ISSUE DATE:      INTEREST RATE PER ANNUM: %  MATURITY DATE:

                          INTEREST PAYMENT DATES:     SPECIFIED CURRENCY:
                                                       (if other than
                                                        U.S. dollars)

ISSUE PRICE:          %   REDEEMABLE ON OR AFTER:
                          (AT OPTION OF THE         AUTHORIZED DENOMINATIONS:
                           COMPANY)                 (Only applicable if
                                                     Specified Currency is
INITIAL DATE ON WHICH THE                            other than U.S. dollars)
NOTE IS REPAYABLE AT THE
OPTION OF THE HOLDER:                                EXCHANGE RATE AGENT:
                                                     (Only applicable if
                                                      Specified Currency
INITIAL REPAYMENT PERCENTAGE:  INITIAL REDEMPTION     is other than
                               PERCENTAGE:            U.S. dollars)
ANNUAL REPAYMENT PERCENTAGE
REDUCTION:                     ANNUAL REDEMPTION      DEPOSITARY:
                               PERCENTAGE REDUCTION:  (Only applicable if Note
                                                       is a Global Note)

                                                       SINKING FUND:





OID DEFAULT AMOUNT:            DEFAULT RATE:
(Only applicable if Note       (Only applicable if Note
 issued at original issue       issued at original issue
 discount)                      discount)

          PHILLIPS PETROLEUM COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), for value received, hereby promises to pay to _____________________________________________,
or registered assigns, the principal sum of______________________ __________________ at the office or agency of the Company in the Borough of Manhattan, The City of New York, or Chicago, Illinois, on the maturity date shown above, or if such date is not a Business Day (as defined below), the next succeeding Business Day (the "Maturity Date"), and to pay interest on said principal sum at the rate per annum (computed on the basis of a 360-day year of twelve 30-day months) shown above, semi-annually on each Interest Payment Date set forth above from and after the date of this Note and on the Maturity Date or date of redemption or repayment, if any, until payment of said principal sum has been made or duly provided. The Company will make such payments in respect of non-U.S. dollar denominated Notes in U.S. dollars; provided, however,
                                               --------  -------
that payments of principal (and premium, if any) and interest on Notes denominated in other than U.S. dollars will be made in a Specified Currency other than U.S. dollars (i) at the election of the holder as provided herein and (ii) at the election of the Company in the case of imposition of exchange controls or other circumstances beyond the control of the Company. Unless this
Note is a Note which has been issued upon transfer of, in exchange for, or in replacement of a predecessor Note, interest on this Note shall accrue from the Original Issue Date indicated above. If this Note has been issued upon transfer of, in exchange for, or in replacement of a predecessor Note, interest on this Note shall accrue from the last Interest Payment Date to which interest was paid on such predecessor Note or, if no interest was paid on such predecessor Note, from the Original Issue Date indicated above. The first payment of interest on a Note originally issued and dated between a Record Date (as defined below) and an Interest Payment Date will be due and payable on the Interest Payment Date following the next succeeding Record Date to the registered owner on such next succeeding Record Date. Subject to certain exceptions provided in the Indenture referred to on the reverse hereof, the interest so payable on any Interest Payment Date will be paid to the person in whose name this Note is registered at the close of business on the fifteenth calendar day next preceding such Interest Payment Date (each such date a "Record Date"), and interest payable at maturity or upon redemption or repayment (other than a Maturity Date, redemption date or repayment date which is an Interest Payment Date) will be paid to the person to whom said principal sum is payable.
          Payment of interest on this Note due on any Interest Payment Date (other than interest on this Note due to the holder hereof on the Maturity Date or a redemption or repayment date, if any) to be made in U.S. dollars, will be paid by check mailed to the person entitled thereto at his last address as it appears on the registry books of the Company. Notwithstanding the preceding sentence, a holder of U.S. $10,000,000 or more in aggregate principal amount of Notes having the same Interest Payment Date will be entitled to receive payments of interest, other than interest due at maturity or any date of redemption or repayment, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Trustee as set forth herein. Payment of the principal of, premium, if any, and interest, if any, on this Note due to the holder hereof at maturity or upon earlier redemption or repayment to be made in U.S. dollars will be paid, in immediately available funds, upon presentation of this Note at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or Chicago, Illinois.
          Payments of interest to be made in a currency or currency unit other than U.S. dollars (other than interest on this Note due to the holder hereof on the Maturity Date or date of redemption or repayment, if any) will be paid by wire transfer of immediately available funds to a designated account maintained in _______________________________ or other jurisdiction
   (Country of Specified Currency)
acceptable to the Company and the Trustee as shall have been designated at least 5 Business Days prior to the Interest Payment Date by the registered holder of this Note on the relevant Record Date. Payment in a currency or currency unit, other than U.S. dollars, of the principal of and premium and interest, if any, on this Note due to the holder hereof at maturity or upon any earlier redemption or repayment will be made by wire transfer of immediately available funds to a designated account maintained in _______________________________, or other jurisdiction acceptable
(Country of Specified Currency)
to the Company and the Trustee as shall have been
designated at least 5 Business Days prior to the Maturity Date by the registered Holder of this Note at maturity, provided that this Note is presented for surrender to the paying agent under the Indenture (the "Paying Agent") in time for the Paying Agent to make such payment in such funds in accordance with its normal procedures.
          Any such designation for wire transfer purposes shall be made by filing the appropriate information with the Trustee at its Corporate Trust Office or agency in the Borough of Manhattan, The City of New York, or Chicago, Illinois and, unless revoked by written notice to the Paying Agent, received by the Paying Agent on or prior to the Record Date immediately preceding the applicable Interest Payment Date or the fifteenth calendar day preceding the Maturity Date or applicable date of redemption or repayment, as the case may be, shall remain in effect with respect to further payments with respect to this Note payable to such holder.
          The holder of any Note denominated in a Specified Currency other than U.S. dollars may elect to receive payments in a Specified Currency other than U.S. dollars by transmitting a written request for such payment to the principal office of the Paying Agent on or prior to the Record Date immediately preceding any Interest Payment Date or at least fifteen calendar days prior to the Maturity Date or date of redemption or repayment, if applicable. Such request may be in writing (mailed or hand delivered) or by cable or telex or, if promptly confirmed in writing, by other form of facsimile transmission. The holder of any such Note may elect to receive payment in a Specified Currency other than U.S. dollars for all principal, premium and interest payments, if any, and need not file a separate election for each payment. Any such election will remain in effect until revoked by written notice to the Paying Agent, but written notice of any such revocation must be received by the Paying Agent on or prior to the Record Date immediately preceding the applicable Interest Payment Date or the fifteenth calendar day preceding the Maturity Date or applicable date of redemption or repayment.
          If a payment with respect to this Note cannot be made by wire transfer because the required designation has not been received by the Trustee on or before the requisite date or for any other reason, a notice will be mailed to the holder at its registered address requesting a designation pursuant to which such wire transfer can be made and, upon the Trustee's receipt of such a designation, such payment will be made within 5 Business Days of such receipt. The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer, but any tax, assessment or governmental charge imposed upon payments will be borne by the holder or holders of this Note in respect of which payments are made.
          If the principal of (and premium, if any) or interest on this Note is payable in other than U.S. dollars and such Specified Currency is not available due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company will be entitled to satisfy its obligations to the holder of this Note by making payment in U.S. dollars on the basis of the most recently available exchange rate as specified by the Exchange Rate Agent as provided herein.
          Any payment on this Note due on any day which is not a Business Day in The City of New York or which is not a Business Day in the City of Chicago, Illinois (or if this Note is denominated in other than U.S. dollars, which is not a Business Day in the country issuing the Specified Currency (or, if this
Note is denominated in European Currency Units ("ECUs"), Brussels, Belgium)) need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on the due date and no interest shall accrue on such payment for the period from and after such date.
          If this Note is a Global Note as specified on the face
          ------------------------------------------------------
hereof, the following legend is applicable:  "THIS GLOBAL NOTE
------------------------------------------
MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OF ANOTHER NOMINEE OF THE DEPOSITARY."
          "Business Day" shall mean, as used herein with respect to any particular location, each Monday, Tuesday, Wednesday, Thursday or Friday which is (a) not a day on which banking institutions in such location are authorized or obligated by law or executive order to close and (b) in the event that this Note is denominated in a Specified Currency other than U.S. dollars, not a day on which banking institutions in ____________________
                                           (Principal Financial
________________________________________ (or, if this Note is
Center of Country of Specified Currency) denominated in ECUs, in Brussels, Belgium) are authorized or obligated by law or executive order to close.
          Additional provisions of this Note are contained on the reverse hereof and such provisions shall for all purposes have the same effect as though fully set forth at this place.
          This Note shall not be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by an authorized officer of the Trustee or its duly authorized agent under the Indenture referred to on the reverse hereof.
          IN WITNESS WHEREOF, PHILLIPS PETROLEUM COMPANY has caused this instrument to be signed by the facsimile signatures of its duly authorized officers, and has caused a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

Dated:

TRUSTEE's CERTIFICATE OF AUTHENTICATION       PHILLIPS PETROLEUM COMPANY
This Note is one of a designated series
of Securities described in the
Indenture referred to on the reverse
hereof                                        By:

                                              Title:  Chairman of the
                                                      Board of Directors



                                              By:

CONTINENTAL BANK, National Association,       Title:  Vice President and
as Trustee,                                           Treasurer

By: __________________________________
           Authorized Officer
                                              Attest:
                                                       Secretary
           OR

CONTINENTAL BANK, National Association,       [SEAL]
as Authenticating Agent for the Trustee

By: ___________________________________
           Authorized Officer

                    PHILLIPS PETROLEUM COMPANY

                   MEDIUM-TERM FIXED RATE NOTE

       Due From Nine Months to 30 Years From Date of Issue


          This Note is one of a duly authorized issue of debentures, notes or other evidences of indebtedness of the Company (hereinafter called the "Securities"), all issued or to be issued under and pursuant to an indenture dated as of September 15, 1990, as supplemented by Supplemental Indenture No. 1 dated as of May 10, 1991 (hereinafter called the "Indenture"), duly executed and delivered by the Company to Continental Bank, National Association, as Trustee (hereinafter called the "Trustee"), to which Indenture reference is hereby made for a description of the rights, duties and immunities thereunder of the Trustee and the rights thereunder of the holders of the Securities. As provided in the Indenture, the Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject do different covenants and events of default, and may otherwise vary as in the Indenture provided or permitted. This Note is one of a series of the Securities, which series is limited in aggregate principal amount to $__________ designated as the Medium-Term Notes Due From 9 Months to 30 Years From Date of Issue (the "Notes") of the Company. The Notes may mature at different times, bear interest, if any, at different rates, be redeemable at the option of the Company at different times or not at all, be repayable at the option of the holder at different times or not at all, be issued at an original issue discount and be denominated in different currencies.
          If this Note is denominated in a currency or currency unit other than U.S. dollars, any U.S. dollar amount to be received by a holder of this Note will be based on the highest bid quotation (rounded up to the nearest cent) in The City of New York received by the Exchange Rate Agent as of 11:00 A.M., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent) for the purchase by the quoting dealer of the Specified Currency for U.S. dollars for settlement on such payment date, in an amount equal to the aggregate amount of the Specified Currency payable to all holders of Notes receiving U.S. dollar payments on such payment date and at which the applicable dealer commits to execute a contract. If three such bid quotations are not available, payments will be made in the Specified Currency. All currency exchange costs associated with any payments in a Specified Currency other than U.S. dollars will be borne by the holder of the Note by deductions from such payments.
          If the principal, premium (if any) or interest on this
Note is payable in a currency or currency unit other than U.S. dollars and, due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Specified

Currency is not available at the time of any scheduled payment of principal or interest to be made in the Specified Currency, then the Company shall be entitled to satisfy its obligations hereunder by making such payment in U.S. dollars. Any such payment shall be made on the basis of the noon buying rate in The City of New York for cable transfers of the Specified Currency as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") on the second day prior to such payment, or if such Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate. Any payment under such circumstances in U.S. dollars where required payment is in a Specified Currency will not constitute a default under the Indenture.
          In case an Event of Default, as defined in the Indenture, with respect to the Notes shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.
          The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than 66 2/3% in aggregate principal amount of the outstanding Securities of all series issued under the Indenture which are affected thereby (voting as one class), at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or any indenture supplemental thereto or modifying in any manner the rights of the holders of the Notes; provided, however, that no
                                    --------  -------
such supplemental indenture shall (i) extend the fixed maturity of any Security, or reduce the principal amount thereof or any premium thereon, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable upon the redemption thereof without the consent of the holder of each such Security so affected, (ii) reduce the aforesaid percentage of Securities, the consent of the holders of which is required for any such supplemental indenture, without the consent of the holders of all Securities affected then outstanding or (iii) modify, without the written consent of the Trustee, the rights, duties or immunities of the Trustee. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Securities of any series (or of all Securities, as the case may be) then outstanding, prior to any declaration accelerating the maturity of such Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences, except in each case a failure to pay principal or premium, if any, or interest on such Securities or except in the event of a default in respect of covenants or provisions in the Indenture or herein which cannot be modified or amended without the consent of the holder of each Security affected. Any such consent or waiver by the holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and any Notes which may be issued upon the registration of transfer hereof or in exchange or substitution therefor, irrespective of whether or not any notation thereof is made upon this Note or other such Notes.
          If so provided on the face of this Note, this Note may be redeemed by the Company on and after the date so indicated on the face hereof. On and after the date, if any, from which this Note may be redeemed, this Note may be redeemed in whole or in part, at the option of the Company at a redemption price equal to the product of the principal amount of this Note to be redeemed multiplied by the Redemption Percentage. The Redemption Percentage shall initially equal the Initial Redemption Percentage specified on the face of this Note, and shall decline at each anniversary of the initial date that this Note is redeemable by the amount of the Annual Redemption Percentage Reduction specified on the face of this Note, until the Redemption Percentage is equal to 100%.
          If so provided on the face of this Note, this Note is subject to redemption in part, through the operation of the sinking fund provided for in the Indenture, on and after the date so indicated on the face hereof and at the price equal to the sinking fund redemption price noted on the face hereof, together with accrued interest to the date fixed for redemption. At its option, the Company may pay into the sinking fund for the retirement of the Notes, in cash except as provided in the Indenture, on the dates specified on the face hereof, an amount sufficient to redeem an additional principal amount of the Notes up to an amount specified on the face hereof at the sinking fund redemption price. To the extent that the right to such optional sinking fund payment is not exercised in any year, it shall not be cumulative or carried forward to any subsequent year.
          If so provided on the face of this Note, this Note will be repayable in whole or in part in increments of $1,000 or, in the case of non-U.S. dollar denominated Notes, of an amount equal to the integral multiples referred to on the face hereof under "Authorized Denominations" (or, if no such reference is made, an amount equal to the minimum Authorized Denomination) provided that the remaining principal amount of any Note surrendered for partial repayment shall be at least $100,000 or, in the case of non-U.S. dollar denominated Notes, the minimum Authorized Denomination referred to on the face hereof, on any Business Day on or after the "Initial Date on which the Note is Repayable at the Option of the Holder" (as stated on the face hereof), at the option of the holder, at the repayment amount specified on the face hereof, plus accrued interest, if any, to the repayment date. In order for the exercise of the option to be effective and the Notes to be repaid, the Company must receive at the applicable address of the Paying Agent set forth below or at such other place or places of which the Company shall from time to time notify the holder of the within note, on or before the fifteenth, but not earlier than the twenty-fifth calendar day, or, if such day is not a Business Day, the next succeeding Business Day, prior to the repayment date, either (i) this Note, with the form below entitled "Option to Elect Repayment" duly completed, or (ii) a telegram, telex, facsimile transmission, or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth (a) the name, address, and telephone number of the holder of this Note, (b) the principal amount of this Note and the amount of this Note to be repaid, (c) a statement that the option to elect repayment is being exercised thereby, and (d) a guarantee stating that the Company will receive this Note, with the form below entitled "Option to Elect Repayment" duly completed, not later than five Business Days after the date of such telegram, telex, facsimile transmission, or letter (and this Note and form duly completed are received by the Company by such fifth Business Day). Any such election shall be irrevocable. The address to which such deliveries are to be made are as follows: (i) to Continental Bank, National Association, Attention: Corporate Trust Division, 231 LaSalle Street, Chicago, Illinois 60697, if delivery is made by regular or registered mail, (ii) to Continental Bank, National Association, Corporate Trust Operations, 19th Floor, 231 South LaSalle Street, Chicago, Illinois 60697, if delivery is made by hand, armored car or courier service or (iii) to Continental Bank, National Association, Attention: Corporate Trust Division, 231 South LaSalle Street, Chicago, Illinois 60697, if delivery is by telegram or facsimile transmission (or, at such other places as the Company shall notify the holders of the Notes). All questions as to the validity, eligibility (including time of receipt) and acceptance of any Note for repayment will be determined by the Company, whose determination will be final, binding and non-appealable. No transfer or exchange of any Note (or, in the event that any Note is to be repaid in part, the portion of the Note to be repaid) will be permitted after exercise of a repayment option.
          If this Note is issued with an original issue discount,
(i) if an Event of Default with respect to the Notes shall have occurred and be continuing, the amount of principal of this Note which may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture, shall be determined in the manner set forth under "OID Default Amount" on the face hereof, and (ii) in the case of a default of payment in principal upon acceleration, redemption, repayment at the option of the holder or at the stated maturity hereof, in lieu of any interest otherwise payable, the overdue principal of this Note shall bear interest at a rate of interest per annum equal to the Default Rate stated on the face hereof (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such acceleration, redemption, repayment at the option of the holder or stated maturity, as the case may be, to the date payment has been made or duly provided for or such default has been waived in accordance with the terms of the Indenture.
          The Notes are issuable in global or definitive form without coupons in denominations of $100,000 and integral multiples of $1,000 in excess thereof or, if the Specified Currency is other than U.S. dollars, in the denominations indicated on the face hereof. Upon due presentment for registration of transfer of this Note at the office or agency of the Company in the Borough of Manhattan, The City of New York, or Chicago, Illinois, a new Note or Notes in authorized denominations in the Specified Currency for an equal aggregate principal amount and like interest rate and maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture and to the limitations described below if applicable, without charge except for any tax or other governmental charge imposed in connection therewith.
          If this Note is a Global Note (as specified on the face hereof), this Note is exchangeable only if (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this Global Note or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and a successor Depositary is not appointed by the Company, (y) the Company in its sole discretion determines that this Note shall be exchangeable for definitive Notes in registered form or (z) an Event of Default with respect to the Notes represented hereby has occurred and is continuing. If this Note is exchangeable pursuant to the preceding sentence, it shall be exchangeable for definitive Notes in registered form, bearing interest (if any) at the same rate or pursuant to the same formula, having the same date of issuance, redemption provisions, if any, Specified Currency, Maturity Date and other terms and of differing denominations aggregating a like amount.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the places, at the respective times, at the rate and in the currency herein prescribed.
          The Company, the Trustee and any paying agent may deem and treat the registered holder hereof as the absolute owner of this Note at such holder's address as it appears on the registry books of the Company as kept by the Trustee or duly authorized agent of the Company (whether or not this Note shall be overdue), for the purpose of receiving payment of or on account hereof and for all other purposes, and neither the Company nor the Trustee nor any paying agent shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, effectually satisfy and discharge liability for moneys payable on this Note.
          No recourse under or upon any obligation, covenant or agreement contained in the Indenture or in any indenture supplemental thereto of any Note, or because of any indebtedness evidenced thereby, shall be had against any incorporator, or against any past, present or future stockholder, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such personal liability of every such incorporator, stockholder, officer and director, as such, being expressly waived and released by the acceptance hereof and as a condition of and as part of the consideration for the issuance of this Note.
          Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.
          This Note shall be governed by and construed in accordance with the laws of the State of New York.

               -------------------------


               OPTION TO ELECT REPAYMENT

          TO BE COMPLETED ONLY IF THIS NOTE IS REPAYABLE
          AT THE OPTION OF THE HOLDER AND THE HOLDER
          ELECTS TO EXERCISE SUCH RIGHTS

          The undersigned hereby irrevocably requests and instructs the Company to repay the within Note (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount thereof, together with interest to the repayment date, to the undersigned, at __________________________
_________________________________________________________________
(Please print or typewrite name and address of the undersigned)
          For this Note to be repaid, the Company must receive at the applicable address of the Paying Agent set forth above or at such other place or places of which the Company shall from time to time notify the holder of the within Note, on or before the fifteenth, but not earlier than the twenty-fifth, calendar day, or, if such day is not a Business Day, the next succeeding Business Day, prior to the repayment date, (i) this Note, with this "Option to Elect Repayment" form duly completed, or (ii) a telegram, telex, facsimile transmission, or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth (a) the name, address, and telephone number of the holder of the Note, (b) the principal amount of the Note and the amount of the Note to be repaid, (c) a statement that the option to elect repayment is being exercised thereby, and (d) a guarantee stating that the Note to be repaid with the form entitled "Option to Elect Repayment" on the reverse of the Note duly completed will be received by the Company not later than five Business Days after the date of such telegram, telex, facsimile transmission, or letter (and such Note and form duly completed are received by the Company by such fifth Business Day).
          If less than the entire principal amount of the within
Note is to be repaid, specify the portion thereof (which shall be an integral multiple of $1,000 or, if the Note is denominated in a currency other than U.S. dollars, of an amount equal to the integral multiples referred to on the face hereof under "Authorized Denominations" (or, if no such reference is made, an amount equal to the minimum Authorized Denomination)) which the holder elects to have repaid: _____________________________; and
specify the denomination or denominations (which shall be
$100,000
or an integral multiple of $1,000 in excess thereof or, if the
Note is denominated in a currency other than U.S. dollars, an Authorized Denomination) of the Note or Notes to be issued to the holder for the portion of the within Note not being repaid (in the absence of any specification, one such Note will be issued for the portion not being repaid): _________________



Date: _______________        ___________________________________
                             Notice:  The signature to this
                             Option to Elect Repayment must
                             correspond with the name as written
                             upon the face of the Note in every
                             particular without alteration or
                             enlargement or any other change
                             whatsoever.


                        ------------------

                          ABBREVIATIONS

      The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common    UNIF GIFT MIN ACT--........ Custodian......
TEN ENT--as tenants by the                            (Cust)         (Minor)
           entireties
JT TEN --as joint tenants with    Under Uniform Gifts to Minors Act
           right of survivorship
           and not as tenants in
           common               ...........................................


      Additional abbreviations may also be used though not in the above list.


      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


Please Insert Social Security or
Other Identifying Number of Assignee

____________________________________

/________________________________/________________________________________


      PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

____________________________________________________________________________


____________________________________________________________________________


the within Note of PHILLIPS PETROLEUM COMPANY and does hereby irrevocably constitute and appoint ______________________________________________
attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.


Dated:_______________             __________________________________________

                                  __________________________________________


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

                                                   EXHIBIT B

CUSIP NO.                           PRINCIPAL AMOUNT:

REGISTERED NO.

                    PHILLIPS PETROLEUM COMPANY

                  MEDIUM-TERM FLOATING RATE NOTE

       Due From Nine Months to 30 Years From Date of Issue


          Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.*
          If applicable, the following will be completed solely for purposes of the U.S. Federal Income Tax "Original Issue Discount" rules, as that term is defined in Section 1273 of the Internal Revenue Code of 1986, as amended. This information is provided solely for the purposes of applying the U.S. Federal Income Tax Original Issue Discount ("OID") rules to the certificate and is based on an interpretation of proposed Treasury regulations. The Issue Date of this certificate is ________________. This certificate has been issued with
_______________________________




*Applies to Global Notes only
of OID per $1,000 of initial principal amount. The annual yield to maturity is _____% based on semi-annual compounding. The amount of OID attributable to the initial accrual period is ______________ per $1,000 of initial principal amount, contributed under the ___________________________ method as defined in proposed Treasury regulations.


ORIGINAL ISSUE DATE:        INITIAL INTEREST RATE:      MATURITY DATE:

INTEREST RATE BASIS:        MAXIMUM INTEREST RATE:      INDEX MATURITY:

INTEREST PAYMENT PERIOD:    MINIMUM INTEREST RATE:      SPREAD:      +
                                                                     -

INTEREST PAYMENT DATES:     INTEREST RESET DATE:        SPREAD MULTIPLIER:

INTEREST CALCULATION DATES: INTEREST RATE RESET PERIOD: CALCULATION AGENT:

INTEREST DETERMINATION      AUTHORIZED DENOMINATIONS:   SPECIFIED CURRENCY
DATES:                      (Only applicable if         (if other than
                             Specified Currency is       U.S. Dollars)
                             other than U.S. dollars)

INITIAL DATE ON WHICH THE   REDEEMABLE ON OR AFTER:     EXCHANGE RATE AGENT:
NOTE IS REPAYABLE AT THE    (AT OPTION OF COMPANY)      (Only applicable if
OPTION OT THE HOLDER:                                    Specified Currency
                                                         is other than U.S.
                                                         dollars)

INITIAL REPAYMENT           INITIAL REDEMPTION          DEPOSITARY:
PERCENTAGE:                 PERCENTAGE:                 (Only applicable if
                                                         this Note is a
ANNUAL REPAYMENT            ANNUAL REDEMPTION            Global Note)
PERCENTAGE REDUCTION:       PERCENTAGE REDUCTION:
                                                        SINKING FUND:







OID DEFAULT AMOUNT:         DEFAULT RATE:
(Only applicable if Note    (Only applicable if Note is
 is issued at original       issued at original issue
 issue discount)             discount)

          PHILLIPS PETROLEUM COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), for value received, hereby promises to pay to __________________________, or registered assigns, the principal sum of __________________________________
at the office or agency of the Company in the Borough of Manhattan, The City of New York, or Chicago, Illinois, on the maturity date shown above (except to the extent redeemed or repaid prior to such date), or if such date is not a Business Day, the next succeeding Business Day (the "Maturity Date"), and to pay interest thereon at a rate per annum equal to the Initial Interest Rate specified above until the first Interest Reset Date specified above and thereafter at a rate per annum determined in accordance with the provisions specified on the reverse hereof until the principal hereof is paid or duly made available for payment. The Company will pay interest in arrears monthly, quarterly, semi-annually or annually as specified above under "Interest Payment Period", on each Interest Payment Date specified above, commencing with the first Interest Payment Date following the Original Issue Date specified above, and on the Maturity Date or date of redemption or repayment, if any, on said principal sum at said offices or agencies; provided, however,
                                           --------  -------
that if any Interest Payment Date specified above (or any date of redemption or repayment) would otherwise fall on a day that is not a Business Day (as defined herein), such Interest Payment Date (or redemption or repayment date) will be the following day that is a Business Day, except that in the event that the Interest Rate Basis for this Note is LIBOR, if such day falls in the next calendar month, such Interest Payment Date (or redemption or repayment date) will be the next preceding day that is a Business Day; provided,
                                                  --------
further, that if the Original Issue Date occurs between a Record
-------
Date (as defined herein) and the next succeeding Interest Payment Date, interest payments will commence on the second Interest Payment Date succeeding the Original Issue Date to which the registered holder of this Note on the Record Date with respect to such second Interest Payment Date. The Company will make payments of principal (and premiums, if any) and interest in respect of non-U.S. dollar denominated Notes in U. S. dollars; provided, however, that payments of principal (and premium, if
--------  -------
any) and interest on Notes denominated in other than U.S. dollars will be made in a Specified Currency other than U.S. dollars (i) at the election of the holder as provided herein and (ii) at the election of the Company in the case of imposition of exchange controls or other circumstances beyond the control of the Company.
          Interest on this Note will accrue from the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from the Original Issue Date, until the principal hereof has been paid or duly made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the date fifteen calendar days prior to such Interest Payment Date (whether or not a Business Day) (each such date a "Record Date"); provided,
                                                  ---------
however, that interest payable on the Maturity Date (or any
--------
redemption or repayment date) will be payable to the person to whom the principal hereof shall be payable. "Business Day" shall mean, as used herein with respect to any particular location, each Monday, Tuesday, Wednesday, Thursday or Friday which is (a) not a day on which banking institutions in such location are authorized or obligated by law or executive order to close, (b) in the event that the Interest Rate Basis for this Note is LIBOR, a London Business Day and (c) in the event that this Note is denominated in a Specified Currency other than U.S. dollars, not a day on which banking institutions in

____________________________________________________________ (or,
(Principal Financial Center of Country of Specified Currency) if this Note is denominated in European Currency Units ("ECUs"), in Brussels, Belgium) are authorized or obligated by law or executive order to close. "London Business Day" shall mean any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.
          Payment of interest on this Note due on any Interest Payment Date (other than interest on this Note due to the holder hereof on the Maturity Date or a redemption or repayment date, if any) to be made in U.S. dollars, will be made by check mailed to the person entitled thereto at the holder's last address as it appears on the registry books of the Company. Notwithstanding the preceding sentence, a holder of U.S. $10,000,000 or more in aggregate principal amount of Notes having the same Interest

Payment Date will be entitled to receive payments of interest, other than interest due at maturity or any date of redemption or repayment, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Trustee as set forth herein. Payment of the principal of, premium, if any, and interest, if any, on this Note due to the holder hereof at maturity or upon earlier redemption or repayment to be made in U.S. dollars, will be made, in immediately available funds, upon presentation of this Note at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or Chicago, Illinois.
          Payments of interest to be made in a currency or currency unit other than U.S. dollars (other than interest on this Note due to the holder hereof on the Maturity Date or date of redemption or repayment, if any) will be paid by wire transfer of immediately available funds to a designated account maintained in _______________________________, or other jurisdiction
   (Country of Specified Currency)
acceptable to the Company and the Trustee as shall have been designated at least 5 Business Days prior to the Interest Payment Date by the registered holder of this Note on the relevant Record Date. Payment in a currency, or currency unit, other than U.S. dollars, of the principal and premium and interest, if any, on this Note due to the holder hereof at maturity or upon any earlier redemption or repayment will be made by wire transfer of immediately available funds to a designated account maintained in _______________________________, or other jurisdiction acceptable
(Country of Specified Currency)
to the Company and the Trustee as shall have been designated at least 5 Business Days prior to the Maturity Date by the registered holder of this Note at maturity, provided that this
Note is presented for surrender to the paying agent under the Indenture (the "Paying Agent") in time for the Paying Agent to make such payment in such funds in accordance with its normal procedures.
          Any such designation for wire transfer purposes shall be made by filing the appropriate information with the Trustee at its Corporate Trust Office or agency in the Borough of Manhattan, The City of New York, or Chicago, Illinois and, unless revoked by written notice to the Paying Agent received by the Paying Agent on or prior to the Record Date immediately preceding the applicable Interest Payment Date or the fifteenth calendar day preceding the Maturity Date or applicable date of redemption or repayment, as the case may be, shall remain in effect with respect to any further payments with respect to this Note payable to such holder.
          The holder of any Note denominated in a Specified Currency other than U.S. dollars may elect to receive payments in a Specified Currency other than U.S. dollars by transmitting a written request for such payment to the principal offices of the Paying Agent on or prior to the Record Date immediately preceding any Interest Payment Date or at least fifteen calendar days prior to the Maturity Date or date of redemption or repayment, if applicable. Such request may be in writing (mailed or hand delivered) or by cable or telex or, if promptly confirmed in writing, by other form of facsimile transmission. The holder of any such Note may elect to receive payment in a Specified Currency other than U.S. dollars for all principal, premium and interest payments and need not file a separate election for each payment. Any such election will remain in effect until revoked by written notice to the Paying Agent, but written notice of any such revocation must be received by the Paying Agent on or prior to the Record Date immediately preceding the applicable Interest Payment Date or the fifteenth calendar day preceding the Maturity Date or applicable date of redemption or repayment.
          If a payment with respect to this Note cannot be made by wire transfer because the required designation has not been received by the Trustee on or before the requisite date or for any other reason, a notice will be mailed to the holder at its registered address requesting a designation pursuant to which such wire transfer can be made and, upon the Trustee's receipt of such a designation, such payment will be made within 5 Business Days of such receipt. The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer, but any tax, assessment or governmental charge imposed upon payments will be borne by the holder or holders of this Note in respect of which payments are made.
          If the principal of (and premium, if any) or interest on this Note is payable in other than U.S. dollars and such Specified Currency is not available due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company will be entitled to satisfy its obligations to the holder of this Note by making payment in U.S. dollars on the basis of the most recently available exchange rate as specified by the Exchange Rate Agent as provided herein.
          If this Note is a Global Note as specified on the face
          ------------------------------------------------------
hereof, the following legend is applicable:  "THIS GLOBAL NOTE
------------------------------------------
MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY."
          Additional provisions of this Note are contained on the reverse hereof and such provisions shall for all purposes have the same effect as though fully set forth at this place.
          This Note shall not be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by an authorized officer of the Trustee or its duly authorized agent under the Indenture referred to on the reverse hereof.

          IN WITNESS WHEREOF, PHILLIPS PETROLEUM COMPANY has caused this instrument to be signed by the facsimile signatures of its duly authorized officers, and has caused a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

Dated:


TRUSTEE'S CERTIFICATE OF AUTHENTICATION PHILLIPS PETROLEUM COMPANY This Note is one of a designated series of Securities described in the
Indenture referred to on the reverse
hereof                                  By:

                                   Title:  Chairman of the
                                           Board of Directors


                                        By:

CONTINENTAL BANK, National Association, Title: Vice President and Treasurer as Trustee,

By:______________________________
          Authorized Officer
                                   Attest:
                                           Secretary
          OR

CONTINENTAL BANK, National Association, [SEAL] as Authenticating Agent for the Trustee

By: _____________________________
          Authorized Officer

                    PHILLIPS PETROLEUM COMPANY

                  MEDIUM-TERM FLOATING RATE NOTE

         Due From 9 Months to 30 Years From Date of Issue


          This Note is one of a duly authorized issue of debentures, notes or other evidences of indebtedness of the Company (hereinafter called the "Securities"), all issued or to be issued under and pursuant to an indenture dated as of September 15, 1990 as supplemented by Supplemental Indenture No. 1 dated as of May 23, 1991 (hereinafter called the "Indenture"), duly executed and delivered by the Company to Continental Bank, National Association, as Trustee (hereinafter called the "Trustee"), to which Indenture reference is hereby made for a description of the rights, duties and immunities thereunder of the Trustee and the rights thereunder of the holders of the Securities. As provided in the Indenture, the Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and events of default, and may otherwise vary as in the Indenture provided or permitted. This Note is one of a series of the Securities, which series is limited in aggregate principal amount to $________, designated as the Medium-Term Notes Due From 9 Months to 30 Years From Date of Issue (the "Notes") of the Company. The Notes may mature at different times, bear interest, if any, at different rates, be redeemable at the option of the Company at different times or not at all, be repayable at the option of the holder at different times or not at all and be denominated in different currencies.
          Subject to applicable provisions of law and except as specified herein, this Note will bear interest at the rate determined in accordance with the applicable provisions below by reference to the Interest Rate Basis specified on the face hereof. The interest rate in effect from the date of issue to the first Interest Reset Date shall be the Initial Interest Rate specified on the face hereof. Commencing with the first Interest Reset Date specified on the face hereof following the Original Issue Date specified on the face hereof, the rate at which interest on this Note is payable shall be adjusted daily, weekly, monthly, quarterly, semi-annually or annually as specified on the face hereof under "Interest Rate Reset period"; provided,
                                                --------
however, that the interest rate in effect hereon for the 10
-------
calendar days immediately prior to the maturity hereof (or, with respect to any principal amount to be redeemed or repaid, any redemption or repayment date) will be that in effect on the tenth day next preceding the Maturity Date or such date of redemption or repayment, as the case may be. Each such adjusted rate shall be applicable from and including the Interest Reset Date to which it relates to but not including the next succeeding Interest Reset Date or until maturity, as the case may be. If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding day that is a Business Day, except that if the Interest Rate Basis specified on the face hereof is LIBOR and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the next preceding Business Day.
          Unless otherwise specified on the face hereof, the Interest Determination Date pertaining to an Interest Reset Date for Notes bearing interest calculated by reference to the CD Rate, Commercial Paper Rate, Federal Funds Rate, LIBOR and Prime Rate will be the second Business Day next preceding such Interest Reset Date. The Interest Determination Date pertaining to an Interest Reset Date for Notes bearing interest calculated by reference to the Treasury Rate shall be the day of the week in which such Interest Reset Date falls on which Treasury bills normally would be auctioned; provided, however, that if as a
                             --------  -------
result of a legal holiday an auction is held on the Friday of the week preceding such Interest Reset Date, the related Interest Determination Date shall be such preceding Friday; and provided,
                                                       --------
further, that if an auction shall fall on any Interest Reset
-------
Date, then the Interest Reset Date shall instead be the first Business Day following the date of such auction.
          Unless otherwise specified on the face hereof, the "Calculation Date" pertaining to any Interest Determination Date will be the earlier of the tenth calendar day after such Interest Determination Date or the next succeeding Record Date after such Interest Determination Date or, if either such day is not a Business Day, the next succeeding Business Day.

          Determination of Interest Rate Per Annum for Prime
          --------------------------------------------------
Rate Notes.  If the Interest Rate Basis specified on the face
----------
hereof is Prime Rate, the interest rate per annum determined with respect to any Interest Determination Date specified on the face hereof shall equal the rate, adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof, set forth for the relevant Prime Rate Interest Determination Date in "Statistical Release H.15(519), Selected Interest Rates", published by the Board of Governors of the Federal Reserve System under the heading "Bank Prime Loan", or any successor publication ("Release H.15(519)"). In the event that such rate is not published prior to 9:00 A.M., New York City time, on the relevant Calculation Date, then the Prime Rate with respect to such Interest Reset Date will be the arithmetic mean (adjusted or multiplied as described above) of the rates of interest publicly announced by each bank that appears on the display designated as page "NYMF" on the Reuter Monitor Money Rates Service (or such other page as may replace the NYMF page on that service for the purpose of displaying prime rates or base lending rates of major United States banks) ("Reuters Screen NYMF Page") as such bank's prime rate or base lending rate as in effect for such Prime Rate Interest Determination Date as quoted on the Reuters Screen NYMF Page on such Prime Rate Interest Determination Date. If fewer than four such rates appear on the Reuters Screen NYMF Page on such Prime Rate Interest Determination Date, the Prime Rate with respect to such Interest Reset Date will be the arithmetic mean (adjusted or multiplied and calculated as described above) of the prime rates or base lending rates (quoted on the basis of the actual number of days in the year divided by a 360-day year) as of the close of business on such Prime Rate Interest Determination Date by three major money center banks in The City of New York selected by the Calculation Agent; provided,
                                                        --------
however, that if fewer than three banks selected as aforesaid by
-------
the Calculation Agent are quoted as mentioned in this sentence, the Prime Rate with respect to such Interest Reset Date will be the Prime Rate in effect on such Prime Rate Interest Determination Date.

          Determination of Interest Rate Per Annum for LIBOR
          --------------------------------------------------
Notes.  If the Interest Rate Basis specified on the face hereof
-----
is LIBOR, the interest rate per annum determined with respect to any Interest Determination Date specified on the face hereof shall equal the arithmetic mean (as calculated by the Calculation Agent specified on the face hereof) of offered rates for deposits of not less than U.S. $1,000,000 having the Index Maturity specified on the face hereof, commencing on the second Business Day immediately following such LIBOR Interest Determination Date, which appear on the Reuters Screen LIBO Page (as defined herein) as of 11:00 A.M., London time, on such Interest Determination Date, adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof; provided, however, that if fewer than two such offered rates so
--------  -------
appear on the Reuters Screen LIBO Page, the Calculation Agent shall request the principal

London office of each of four major banks in the London interbank market selected by the Calculation Agent to provide a quotation of the rate at which such bank offered to prime banks in the London interbank market at approximately 11:00 A.M., London time, on such Interest Determination Date, deposits in U.S. dollars having the Index Maturity specified on the face hereof and in a principal amount not less than U.S. $1,000,000 and equal to an amount that is representative for a single transaction in such market at such time, and the interest rate per annum hereon shall equal the arithmetic mean (adjusted or multiplied as described above) of (a) such quotations, if at least two quotations are provided, or (b), if fewer than two such quotations are provided, the rates quoted at approximately 11:00 A.M., New York City time on such Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent for loans in U.S. dollars to leading European banks having the Index Maturity specified on the face hereof and in a principal amount that is not less than U.S. $1,000,000 and is representative for a single transaction in such market at such time, in either case, adjusted or multiplied and calculated as described above; provided,
                                                 --------
however, that if not all of the three banks selected by the
-------
Calculation Agent pursuant to clause (b) above are quoting as described above, the interest rate per annum hereon with respect to such Interest Determination Date shall be the LIBOR in effect hereon on such Interest Determination Date. "Reuters Screen LIBO Page" shall mean the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks).

          Determination of Interest Rate Per Annum for Treasury
          -----------------------------------------------------
Rate Notes.  If the Interest Rate Basis specified on the face
----------
hereof is Treasury Rate, the interest rate per annum determined with respect to any Interest Determination Date specified on the face hereof shall equal the rate for the auction held on such date of direct obligations of the United States ("Treasury Bills") having the Index Maturity specified on the face hereof as published in Release H.15(519), under the heading "U.S. Government Securities/Treasury Bills/Auction Average (Investment)" or, if not so published by 9:00 A.M., New York City time, on the Interest Calculation Date (as specified on the face hereof) pertaining to such Interest Determination Date, the auction average rate on such Interest Determination Date (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise reported by the United States Department of the Treasury, in either case, adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof. In the event that the results of the auctions of Treasury Bills having the Index Maturity specified on the face hereof are not published or reported as provided above by 3:00 P.M., New York City time, on such Interest Calculation Date or if no such auction is held on such Interest Determination Date, then the interest rate per annum with respect to such Interest Calculation Date shall be calculated by the

Calculation Agent and shall be the yield to maturity (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) calculated using the arithmetic mean (adjusted or multiplied as described above) of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Interest Determination Date, of three leading primary United States government securities dealers in The City of New York selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity specified on the face hereof, adjusted or multiplied as described above; provided, however, that if the
                               --------  -------
dealers selected as aforesaid by the Calculation Agent are not quoting as described in this sentence, the interest rate per annum hereon with respect to such Interest Determination Date shall be the Treasury Rate in effect hereon on such Interest Determination Date.

          Determination of Interest Rate Per Annum for
          --------------------------------------------
Commercial Paper Rate Notes.  If the Interest Rate Basis
---------------------------
specified on the face hereof is Commercial Paper Rate, the Interest Rate per annum determined with respect to any Interest Determination Date Specified on the face hereof shall equal (a) the Money Market Yield (as defined herein) of the rate on such Interest Determination Date for commercial paper having the Index Maturity specified on the face hereof, (i) as such rate is published in Release H.15(519), under the heading "Commercial Paper", or (ii) if such rate is not published prior to 9:00 A.M., New York City time, on the Interest Calculation Date (as specified on the face hereof) pertaining to such Interest Determination Date, as published by the Federal Reserve Bank of New York in its daily statistical release, "Composite 3:30 P.M. Quotations for U.S. Government Securities", or any successor publication of the Federal Reserve Bank of New York ("Composite Quotations"), under the heading "Commercial Paper", or (b) if by 3:00 P.M., New York City time, on such Interest Calculation Date, such rate is not published in either of such publications, the Money Market Yield of the arithmetic mean of the offered rates, as of 11:00 A.M., New York City time, on such Interest Determination Date, of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper having the Index Maturity specified on the face hereof placed for industrial issuers whose bond rating is "AA", or the equivalent, from a nationally recognized rating agency, in each of the above cases adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof; provided,
                                                  --------
however, that if fewer than three such dealers are quoting as
-------
described above, the interest rate per annum hereon with respect to such Interest Determination Date shall be the Commercial Paper Rate in effect hereon on such Interest Determination Date.
          "Money Market Yield" shall be a yield (expressed as a percentage) calculated in accordance with the following formula:


     Money Market Yield = 100 x           360 x D
                                ---------------------------
                                        360 - (D x M)
where "D" refers to the per annum rate for commercial paper, quoted on a bank discount basis and expressed as a decimal; and "M" refers to the actual number of days in the interest period for which interest is being calculated.

          Determination of Interest Rate Per Annum for CD Rate
          ----------------------------------------------------
Notes.  If the Interest Rate Basis specified on the face hereof
-----
is CD Rate, the Interest Rate per annum determined with respect to any Interest Determination Date specified on the face hereof shall equal the rate, adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof, for the relevant CD Interest Determination Date for negotiable certificates of deposit having the specified Index Maturity as published in Release H.15(519) under the heading "CDs (Secondary Market)". In the event that such rate is not published prior to 9:00 A.M., New York City time, on the relevant Calculation Date, then the CD Rate with respect to such Interest Reset Date shall be the rate (adjusted or multiplied as described above) on such CD Rate Interest Determination Date for negotiable certificates of deposit having the specified Index Maturity as published in Composite Quotations under the heading "Certificates of Deposit". If by 3:00 P.M., New York City time, on such Calculation Date such rate is not published in either Release H.15(519) or Composite Quotations, the CD Rate with respect to such Interest Reset Date shall be calculated by the Calculation Agent and shall be the arithmetic mean (adjusted or multiplied as described above) of the secondary market offered rates, as of 10:00 A.M., New York City time, on such CD Rate Interest Determination Date, of three leading nonbank dealers of negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money market banks of the highest credit standing with a remaining maturity closest to the specified Index Maturity in a denomination of U.S. $5,000,000; provided, however, that, if
                                 --------  -------
fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the CD Rate with respect to such Interest Reset Date will be the CD Rate in effect on such CD Rate Interest Determination Date.

          Determination of Interest Rate Per Annum for Federal
          ----------------------------------------------------
Funds Rate Notes.  If the Interest Rate Basis specified on the
----------------
face hereof is Federal Funds Rate, the Interest Rate per annum determined with respect to any Interest Determination Date specified on the face hereof shall equal the rate, adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof, on the relevant Federal Funds Interest Determination Date for Federal Funds as published in Release H.15(519) under the heading "Federal Funds (Effective)". In the event that such rate is not published prior to 9:00 A.M., New York City time, on the relevant Calculation Date, then the Federal Funds Rate with respect to such Interest Reset Date will be the rate (adjusted or multiplied as described above) on such Federal Funds Interest Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective

Rate". If by 3:00 P.M., New York City time, on such Calculation Date such rate is not published in either Release H.15(519) or Composite Quotations, the Federal Funds Rate with respect to such Interest Reset Date shall be calculated by the Calculation Agent and shall be the arithmetic mean (adjusted or multiplied as described above) of the rates, as of 11:00 A.M., New York City time, on such Federal Funds Interest Determination Date, for the last transaction in overnight Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent; provided, however, that
                                        --------  -------
if fewer than three brokers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the Federal Funds Rate with respect to such Interest Reset Date will be the Federal Funds Rate in effect on such Federal Funds Interest Determination Date.
          Notwithstanding the foregoing, the interest rate per annum hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified on the face hereof. The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Interest Calculation Date.
          The interest rate on this Note will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.
          At the request of the holder hereof, the Calculation Agent will provide to the holder hereof the interest rate hereon then in effect and, if determined, the interest rate which will become effective as a result of a determination made on the most recent Interest Determination Date with respect to this Note.
          Interest payments hereon will include interest accrued to but excluding the applicable Interest Payment Date or the Maturity Date (or any earlier redemption or repayment date), as the case may be; provided, however, that if the rate at which
                 --------  -------
interest on this Note is payable shall be adjusted daily or weekly as specified on the face hereof under "Interest Rate Reset Period" and as determined in accordance with the provisions hereof, interest payable on any Interest Payment Date, other than interest payable on any date on which principal hereof is payable, will include interest accrued to and including the Record Date next preceding such Interest Payment Date. Accrued Interest hereon from the Original Issue Date or from the last date to which interest hereon has been paid, as the case may be, shall be an amount calculated by multiplying the principal amount hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factors calculated for each day from the Original Issue Date or from the last date to which interest shall have been paid or duly provided for, as the case may be, up to but not including the date for which accrued interest is being calculated. The interest factor for each such day shall be computed by dividing the interest rate per annum applicable to such day by 360 if the Interest Rate Basis specified on the face hereof is Prime Rate, LIBOR, Commercial Paper Rate, CD Rate or Federal Funds Rate or by the actual number of days in the year if the Interest Rate Basis specified on the face hereof is

Treasury Rate. All percentages used in or resulting from any calculation of the rate of interest on this Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point (.0000001), with five one-millionths of a percentage point round upward, and all dollar amounts used in or resulting from such calculation on this Note will be rounded to the nearest cent (with one-half cent rounded upward).
          If this Note is denominated in a currency or currency unit other than U.S. dollars, any U.S. dollar amount to be received by a holder of this Note will be based on the highest bid quotation (rounded to the nearest cent) in The City of New York received by the Exchange Rate Agent as of 11:00 A.M., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent) for the purchase by the quoting dealer of the Specified Currency for U.S. dollars for settlement on such payment date, in an amount equal to the aggregate amount of the Specified Currency payable to all holders of Notes receiving U.S. dollar payments on such payment date and at which the applicable dealer commits to execute a contract. If three such bid quotations are not available, payments will be made in the Specified Currency. All currency exchange costs associated with any payments in U.S. dollars will be borne by the holder of the Note by deductions from such payments.
          If the principal, premium (if any) or interest on this
Note is payable in a currency or currency unit other than U.S. dollars and, due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Specified Currency is not available at the time of any scheduled payment of principal, premium or interest to be made in the Specified Currency, then the Company shall be entitled to satisfy its obligations hereunder by making such payment in U.S. dollars.
Any such payment shall be made on the basis of the noon buying rate in The City of New York for cable transfers of the Specified Currency as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") on the second day prior to such payment, or if such Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate. Any payment under such circumstances in U.S. dollars where required payment is in a Specified Currency will not constitute a default under the Indenture.
          In case an Event of Default, as defined in the Indenture, with respect to the Notes shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.
          The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than 66 2/3% in aggregate principal amount of the outstanding Securities of all series issued under the Indenture which are affected thereby (voting as one class), at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any indenture supplemental thereto or modifying in any manner the rights of the holders of the Notes; provided, however, that no
                                    --------  -------
such supplemental indenture shall (i) extend the fixed maturity of any Security, or reduce the principal amount thereof or any premium thereon, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable upon the redemption thereof without the consent of the holder of each such Security so affected, (ii) reduce the aforesaid percentage of Securities, the consent of the holders of which is required for any such supplemental indenture, without the consent of the holders of all Securities affected then outstanding or (iii) modify, without the written consent of the Trustee, the rights, duties or immunities of the Trustee. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Securities of any series (or of all Securities, as the case may be) then outstanding, prior to any declaration accelerating the maturity of such Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences, except in each case for failure to pay principal or premium, if any, or interest on such Securities or except in the event of a default in respect of covenants or provisions in the Indenture or herein which cannot be modified or amended without the consent of the holder of each Security affected. Any such consent by the holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and any Notes which may be issued upon the registration of transfer hereof or in exchange or substitution therefor, irrespective of whether or not any notation thereof is made upon this Note or other such Notes.
          If so provided on the face of this Note, this Note may be redeemed by the Company on and after the date so indicated on the face hereof. On and after the date, if any, from which this note may be redeemed, this Note may be redeemed in whole or in part at the option of the Company at a redemption price equal to the product of the principal amount of this Note to be redeemed multiplied by the Redemption Percentage. The Redemption Percentage shall initially equal the Initial Redemption Percentage specified on the face of this Note, and shall decline at each anniversary of the initial date that this Note is redeemable by the amount of the Annual Redemption Percentage Reduction specified on the face of this Note, until the Redemption Percentage is equal to 100%.
          If so provided on the face of this Note, this Note is subject to redemption in part, through the operation of the sinking fund provided for in the Indenture, on and after the date so indicated on the face hereof and at the price equal to the sinking fund redemption price noted on the face hereof, together with accrued interest to the date fixed for redemption. At its option, the Company may pay into the sinking fund for the retirement of the Notes, in cash except as provided in the Indenture, on the dates specified on the face hereof, an amount sufficient to redeem an additional principal amount of the Notes up to an amount specified on the face hereof at the sinking fund redemption price. To the extent that the right to such optional sinking fund payment is not exercised in any year, it shall not be cumulative or carried forward to any subsequent year.
          If so provided on the face of this Note, this Note will be repayable in whole or in part in increments of $1,000 or, in the case of non-U.S. dollar denominated Notes, of an amount equal to the integral multiples referred to on the face hereof under "Authorized Denominations" (or, if no such reference is made, an amount equal to the minimum Authorized Denomination) provided that the remaining principal amount of any Note surrendered for partial repayment shall be at least $100,000 or, in the case of non-U.S. dollar denominated Notes, the minimum Authorized Denomination referred to on the face hereof, on any Business Day on or after the "Initial Date on Which the Note is Repayable at the Option of the Holder" (as stated on the face hereof), at the option of the holder, at the repayment amount specified on the face hereof, plus accrued interest, if any, to the repayment date. In order for the exercise of the option to be effective and the Notes to be repaid, the Company must receive at the applicable address of the Paying Agent set forth below or at such other place or places of which the Company shall from time to time notify the holder of the within Note, on or before the fifteenth, but not earlier than the twenty-fifth day, or, if such day is not a Business Day, the next succeeding Business Day, prior to the repayment date, either (i) this Note, with the form below entitled "Option to Elect Repayment" duly completed, or
(ii) a telegram, telex, facsimile transmission, or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or a trust company in the United States of America setting forth (a) the name, address, and telephone number of the holder of this Note, (b) the principal amount of this Note and the amount of this Note to be repaid, (c) a statement that the option to elect repayment is being exercised thereby, and (d) a guarantee stating that the Company will receive this Note, with the form below entitled "Option to Elect Repayment" duly completed, not later than five Business Days after the date of such telegram, telex, facsimile transmission, or letter (and this Note and form duly completed are received by the Company by such fifth Business Day). Any such election shall be irrevocable. The addresses to which such deliveries are to be made are as follows: (i) to Continental Bank, National Association, Attention: Corporate Trust Division, 231 South LaSalle Street, Chicago, Illinois 60697, if delivery is made by regular or registered mail, (ii) to Continental Bank, National Association, Corporate Trust Operations, 19th Floor, 231 South LaSalle Street, Chicago, Illinois 60697, if delivery is made by hand, armored car or courier service or (iii) to Continental Bank, National Association, Attention: Corporate Trust Division, 231 South LaSalle Street, Chicago, Illinois 60697, if delivery is by telegram or facsimile transmission (or at such other places as the Company shall notify the holders of the Notes). All questions as to the validity, eligibility (including time of receipt) and acceptance of any Note for repayment will be determined by the Company, whose determination will be final, binding and non-appealable. No transfer or exchange of any Note (or, in the event that any Note is to be repaid in part, the portion of the Note to be repaid) will be permitted after exercise of a repayment option.
          If this Note is issued with an original issue discount,
(i) if an Event of Default with respect to the Notes shall have occurred and be continuing, the amount of principal of this Note which may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture, shall be determined in the manner set forth under "OID Default Amount" on the face hereof, and (ii) in the case of a default of payment in principal upon acceleration, redemption, repayment at the option of the holder or at the stated maturity hereof, in lieu of any interest otherwise payable, the overdue principal of this Note shall bear interest at a rate of interest per annum equal to the Default Rate stated on the face hereof (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such acceleration, redemption, repayment at the option of the holder or stated maturity, as the case may be, to the date payment has been made or duly provided for or such default has been waived in accordance with the terms of the Indenture.
          The Notes are issuable in global or definitive form without coupons in denominations of $100,000 and integral multiples of $1,000 in excess thereof or, if the Specified Currency is other than U.S. dollars, in the denominations indicated on the face hereof. Upon due presentment for registration of transfer of this Note at the office or agency of the Company in the Borough of Manhattan, The City of New York, or Chicago, Illinois, a new Note or Notes in authorized denominations in the Specified Currency for an equal aggregate principal amount and like interest rate and maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture and to the limitations described below if applicable, without charge except for any tax or other governmental charge imposed in connection therewith.
          If this Note is a Global Note (as specified on the face hereof), this Note is exchangeable only if (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this Global Note or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and a successor Depositary is not appointed by the Company, (y) the Company in its sole discretion determines that this Note shall be exchangeable for definitive Notes in registered form or (z) an Event of Default with respect to the Notes represented hereby has occurred and is continuing. If this Note is exchangeable pursuant to the preceding sentence, it shall be exchangeable for definitive Notes in registered form, bearing interest (if any) at the same rate or pursuant to the same formula, having the same date of issuance, redemption provisions, if any, Specified Currency, Maturity Date and other terms and of differing denominations aggregating a like amount.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the places, at the respective times, at the rate and in the currency herein prescribed.
          The Company, the Trustee, and any paying agent may deem and treat the registered holder hereof as the absolute owner of this Note at such holder's address as it appears on the registry books of the Company as kept by the Trustee or duly authorized agent of the Company (whether or not this Note shall be overdue), for the purpose of receiving payment of or on account hereof and for all other purposes, and neither the Company nor the Trustee nor any paying agent shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, effectually satisfy and discharge liability for moneys payable on this Note.
          No recourse under or upon any obligation, covenant or agreement contained in the Indenture or in any indenture supplemental thereto or in any Note, or because of any indebtedness evidenced thereby, shall be had against any incorporator, or against any past, present or future stockholder, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or of any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such personal liability of every such incorporator, stockholder, officer and director, as such, being expressly waived and released by the acceptance hereof and as a condition of and as part of the consideration for the issuance of this Note.
          Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.
          This Note shall be governed by and construed in accordance with the laws of the State of New York.

                    _________________________

                    OPTION TO ELECT REPAYMENT

          TO BE COMPLETED ONLY IF THIS NOTE IS REPAYABLE
            AT THE OPTION OF THE HOLDER AND THE HOLDER
                  ELECTS TO EXERCISE SUCH RIGHTS

          The undersigned hereby irrevocably requests and instructs the Company to repay the within Note (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount thereof, together with interest to the repayment date, to the undersigned, at ________________________

_______________________________________________________________
(Please print or typewrite name and address of the undersigned)
          For this Note to be repaid the Company must receive at the applicable address of the Paying Agent set forth above or at such other place or places of which the Company shall from time to time notify the holder of the within Note, on or before the fifteenth, but not earlier than the twenty-fifth, calendar day, or, if such day is not a Business Day, the next succeeding Business Day, prior to the repayment date, (i) this Note, with this "Option to Elect Repayment" form duly completed, or (ii) a telegram, telex, facsimile transmission, or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth (a) the name, address, and telephone number of the holder of the Note, (b) the principal amount of the Note and the amount of the Note to be repaid, (c) a statement that the option to elect repayment is being exercised thereby, and (d) a guarantee stating that the Note to be repaid with the form entitled "Option to Elect Repayment" on the reverse of the Note duly completed will be received by the Company not later than five Business Days after the date of such telegram, telex, facsimile transmission, or letter (and such Note and form duly completed are received by the Company by such fifth Business Day).
          If less than the entire principal amount of the within
Note is to be repaid, specify the portion thereof (which shall be an integral multiple of $1,000 or, if the Note is denominated in a currency other than U.S. dollars, of an amount equal to the integral multiples referred to on the face hereof under "Authorized Denominations" (or, if no such reference is made, an amount equal to the minimum Authorized Denomination)) which the holder elects to have repaid: ______________________________; and
specify the denomination or denominations (which shall be $100,000 or an integral multiple of $1,000 in excess thereof or, if the

Note is denominated in a currency other than U.S. dollars, an Authorized Denomination) of the Note or Notes to be issued to the holder for the portion of the within Note not being repaid (in the absence of any specification, one such Note will be issued for the portion not being repaid): _____________________


Date:___________    _____________________________________________
                    Notice: The signature to this Option to Elect
                    Repayment must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any other change whatsoever.

                     ________________________

                          ABBREVIATIONS

      The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common    UNIF GIFT MIN ACT--........ Custodian......
TEN ENT--as tenants by the                            (Cust)         (Minor)
           entireties
JT TEN --as joint tenants with     Under Uniform Gifts to Minors Act
           right of survivorship
           and not as tenants in
           common               ...........................................


      Additional abbreviations may also be used though not in the above list.




      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


Please Insert Social Security or
Other Identifying Number of Assignee

____________________________________

/__________________________________/_______________________________________


      PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

___________________________________________________________________________


___________________________________________________________________________


the within Note of PHILLIPS PETROLEUM COMPANY and does hereby irrevocably constitute and appoint ______________________________________________
attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.


Dated:_______________             _________________________________________

                                  _________________________________________


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.